Exhibit 10.19
      Lease with 443 Company/William Real Estate Co. Inc. for New York, NY

Agreement of Lease,  made as of this                         day of
1996, between 443 COMPANY, c/o Williams Real Estate Co. Inc., 530 Fifth Avenue, New York, New York 10036. Party of the first part, hereinafter referred to as OWNER, and ON SITE SOURCING, INC., a Delaware corporation party of the second part, hereinafter referred to as TENANT,

Witnesseth: Owner hereby leases to Tenant and Tenant hereby hires from Owner the entire rentable area of the ninth 9th) floor (the "demised premises") in the building known as 443 Park Avenue South ("the building) in the Borough of Manhattan, City of New York, for the term of ten (10) years (the "term") (or until such term shall sooner cease and expire as hereinafter provided) to commence on the lst day of November nineteen hundred and ninety-six, and to end on the 31st day of October both dates inclusive, at an annual rental rate of AS PROVIDED FOR IN ARTICLE 70 HEREOF which Tenant agrees to pay in lawful money of the United State which shall be legal tender in payment of all debts and dues, which Tenant agrees to pay in lawful money of the United States which shall be legal tender in payment of all debts and dues, public and private, at the time of payment, in equal monthly installments in advance on the first day of each month during said term, at the office of Owner or such other place as Owner may designate, without any set off or deduction whatsoever, except that Tenant shall pay the first monthly installment(s) on the execution hereof (unless this lease be a renewal).

In the event that, at the commencement of the term of this lease, or thereafter, Tenant shall be in default in the payment of rent to Owner pursuant to the terms of another lease with Owner or with Owner's predecessor in interest, Owner may at Owner's option and without notice to Tenant add the amount of such arrears to any monthly installment of rent payable to Owner as additional rent.

The parties hereto, for themselves, their heirs, distributees, executors, administrators, legal representatives, successors and assigns, hereby covenant as follows:

Occupancy:1.  Tenant shall pay the rent as above and as hereinafter provided.
2. Tenant shall use and occupy demised premises for executive copy service provided such use is in accordance with the Certificate of Occupancy for the building, if any, and for no other purpose.

Alterations:   3.  Tenant shall make no changes in or to the demised premises of any nature without Owner's prior written consent, subject to the prior written consent or Owner, and to the provisions of this article, Tenant at Tenant's expense, may make alterations, installations, additions or improvements which are non-structural and which do not affect utility services or plumbing and electrical lines, in or to the interior of the demised premises using contractors or mechanics first approved by Owner. Tenant shall, at its expense, before making any alterations, additions, installments or improvements obtain all permits, approval and certificates required by any governmental or quasi-governmental bodies and (upon completion) certificates of final approval thereof and shall deliver promptly duplicates of all such permits, approvals and certificates to Owner. Tenant agrees to carry and will cause Tenant's contractors and sub-contractors to carry such workman's compensation, general liability, personal and property damage insurance as Owner may require. If any mechanic's lien is filed against the demised premises, or the building of which the same forms a part, for work claimed to have been done for, or materials furnished to Tenant, whether or not done pursuant to this article, the same shall be discharged by Tenant within thirty days thereafter, at Tenant's expense, by filing the bond required by law or otherwise. All fixtures and all paneling, partitions, railings and like installments, installed in the premises at any time, either by Tenant or by Owner on Tenant's behalf, shall, upon installation, become the property of Owner and shall remain upon and be surrendered with the demised premises unless Owner, by notice to Tenant no later than twenty days prior to the date fixed as the termination of this lease, elects to relinquish Owner's right thereto and to have them removed from the demised premises by Tenant, in which event the same shall be removed from the demised premises by Tenant prior
to the expiration of the lease, at Tenant's expense.  Nothing in this   Article
shall be construed to give Owner title to or to prevent Tenant's upon removal of any such from the premises or upon removal of trade fixtures, moveable office furniture and equipment, but upon removal of any such from the premises or upon removal of other installations as may be required by Owner. Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation as may be required by Owner. Tenant shall immediately and at its expense, repair and restore the premises to the condition existing prior to installation and repair any damage to the demised premises or the building due to such removal. All property permitted or required to be removed, by Tenant at the end of the term remaining in the premises after Tenant's removal shall be deemed abandoned and may, at the election of Owner, either be retained as Owner's property or removed from the premises by Owner, at Tenant's expense.

Repairs:       4.  Owner shall maintain and repair the exterior of and the public portions of the building. Tenant shall, throughout the term of this lease, take good care of the demised premises including the bathrooms and lavatory facilities (if the demised premises encompass the entire floor of the building) and the windows frames and, the fixtures and appurtenances therein and at Tenant's sole cost and expense promptly make all repairs thereto and to the building, whether structural or non-structural in nature, caused by or resulting from the carelessness, omission, neglect or improper conduct of Tenant, Tenant's servants, employees, invitees, or licensed, and whether or not arising from such Tenant conduct or omission, when required by other provisions of this lease, including Article 6. Tenant shall also repair all damage to the building, and the demised premises caused by the moving of Tenant's fixtures, furniture or equipment. All the aforesaid repairs shall be of quality or class equal to the original work or construction. If Tenant fails, after ten days notice, to proceed with due diligence to make repairs required to be made by Tenant, the same may be made by the Owner at the expense of Tenant, and the expense thereof incurred by Owner shall be collectible, as additional rent, after rendition of a bill or statement thereof. If the demised premises be or become infested with vermin, Tenant shall, at its expense, cause the same to be exterminated. Tenant shall give Owner prompt notice of any defective condition in any plumbing, heating system or electrical lines located in the demised premises and following such notice, Owner shall remedy the condition with due diligence, but at the expense of Tenant, if repairs are necessitated by damage or injury attributable to Tenant, if repairs are necessitated by damage or injury attributable to Tenant, Tenant's servants, agents, employees, invitees or licensees as foresaid. Except as specifically provided in Article 9 or elsewhere in this lease, there shall be no allowance to the Tenant for a diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner. Tenant or others making or failing to make any repairs, alterations, additions or improvements in or to any portion of the building or the demised premises or in and to the fixtures, appurtenances or equipment thereof. The provisions of this Article 4 with respect to the making of repairs shall not apply in the case of fire or other casualty with regard to which
Article 9 hereof shall apply.

5.   Window Cleaning

Tenant will not clean nor require, permit, suffer or allow any window in the demised premises to cleaned from the outside in violation of Section 202 of the New York State Labor Law or any other applicable law or of the Rules of the Board of Standards and Appeals, or of any other Board or body having or asserting jurisdiction.

6.   Requirements of Law, Fire Insurance, Floor Loads

 Prior to the commencement of the lease term, if Tenant is then in possession, and at all times thereafter, Tenant shall, at Tenant's sole cost and expense, promptly comply with all present and future laws, orders and regulations of all state, federal, municipal and local governments, departments, commissions and boards and any direction of any public officer pursuant to law, and all orders, rules and regulations of the New York Board of Fire Underwriters, or the Insurance Services Office, or any similar body which shall impose any violation, order to duty upon Owner or Tenant with respect to the demised premises, arising out of Tenant's manner of use thereof, or, with respect to the building, if arising out of Tenant's manner of use of the demised premises or the building (including the use permitted under the lease). Excerpt as provided in Article 30 hereof, nothing herein shall require Tenant to make structural repairs or alternations unless Tenant has, by its manner of use of the demised premises or method of operations therein, violated any such laws, ordinances orders, rules, regulations or requirements with respect thereto. Tenant shall not do or permit any act or thing to be done in or to the demised premises which is contrary to law, or which will invalidate or be in conflict with public liability, fire or other policies of insurance at any time carried by or for the benefit of Owner. Tenant shall not keep anything in the demised premises except as now or hereafter permitted by the Fire Department, Board of Fire Underwriters, Fire Insurance Rating Organization and other authority having jurisdiction, and then only in such manner and such quantity so as not to increase the rate for fire insurance applicable to the building, nor use the premises in a manner which will increase the insurance rate for the building, or any property located therein over that in effect prior to the commencement of Tenant's occupancy. If by reason of failure to comply with the foregoing the fire insurance rate shall, at the beginning of this lease or at any time thereafter, be higher than it otherwise would be, then Tenant shall reimburse Owner, as additional rent hereunder, for that portion of all fire insurance premiums thereafter paid by Owner which shall have been charged because of such failure by Tenant. In any action or proceeding wherein Owner and Tenant are parties, a schedule or "make-up" or rate for the building or demised premises issues by a body making fire insurance rates applicable to said premises. Tenant shall not place a load upon any floor it was designed to carry and which is allowed by law. Owner reserves the right to prescribe the weight and position of all safes, business machines and mechanical equipment. Such installations shall be placed and maintained by Tenant, at Tenant's expense, in settings sufficient, in Owner's judgment, to absorb and prevent vibration, noise and annoyance.

7.   Subordination

This lease is subject and subordinate to all ground or underlying leases and to all mortgages which may now or hereafter affect such leases or the real property of which demised premises are a part and to all renewals, modifications, consolidations, replacements and extensions of any such underlying leases and mortgages. This clause shall be self-operative and no further instrument0 or subordination shall be required by any ground or underlying lessor or by any mortgagee, affecting any lease or the real property of which the demised premises are a part. In confirmation of such subordination, Tenant shall execute promptly any certificate that Owner may request.

8.   Property-Loss, Damage, Reimbursement, Indemnity

 Owner or its agents shall not be liable for any damage to property of Tenant or of others entrusted to employees of the building, nor for loss or damage to any property of Tenant by theft or otherwise, nor for any injury or damage to persons property resulting from any cause of whatsoever nature, unless caused by or due to the negligence of Owner, its agents, servants or employees; Owner or its agents shall not be liable for any damage caused by operations in connection of any private, public or quasi public work. If at any time any windows of the demised premises are temporarily closed, darkened or bricked up (or permanently closed, darkened or bricked up, if required by law) for any reason whatsoever including, but no limited to Owner's own acts. Owner shall not e liable for any damage Tenant may sustain thereby and Tenant shall not be entitled to any compensation thereof nor abatement or diminution of rent nor shall the same release Tenant from its obligations hereunder nor constitute an eviction.
Tenant shall indemnify and save harmless Owner against and from all liabilities, obligations, damages, penalties, claims, costs and expenses for which Owner shall not be reimbursed by insurance, including reasonable attorney's fees, paid, suffered or incurred as a result of any breach by Tenant, Tenant's agents, contractors, employees, invitees, or licensees, of any covenant or condition of this lease, or the carelessness, negligence or improper conduct of the Tenant. Tenant's agents, contractors, employees, invitees or licensees. Tenant's liability under this lease extends to the acts and omissions of any sub-tenant, and any agent, contractor, employee, invitees or licensee of any sub-tenant. In case any action or proceeding is brought against Owner by reason of any such claim, Tenant, upon written notice from Owner, will, at Tenant's expense, resist or defend such action or proceeding by counsel approved by Owner in writing, such approval not to be unreasonably withheld.



9.   Destruction, Fire and Other Casualty

 (a) if the demised premises or any part thereof shall be damaged by fire or other casualty, Tenant shall give immediate notice thereof to Owner and this lease shall continue in full force and effect except as hereinafter setforth.
(b) If the demised premises are partially damaged or rendered partially unusable by fire or other casualty, the damages thereto shall be repaired by and at the expense of Owner and the rent, until such repaid shall be substantially completed, shall be apportioned from the day following the casualty according to the part of the premises which is usable. c If the demised premises are totally damaged or rendered wholly unusable by fire or other casualty, then the rent shall be proportionately paid up to the time of the casualty and thenceforth shall cease until the date when the premises shall have been repaired and restored by Owner, subject to Owner's rights to elect not to restore the same as hereinafter provided. (d) If the demised premises are damaged in whole or in part) if the building shall be so damaged that Owner shall decide to demolish it or to rebuild it, then, in any of such events, Owners may elect to terminate this lease by written notice to Tenant, given within 90 days after such fire or casualty, specifying a date for the expiration of the lease, which date shall not be more than 60 days after the giving of such notice, and upon the date specified in such notice the term of this lease shall expire as fully and completely as if such date were the date set forth above for the termination of this lease and Tenant shall forthwith quit, surrender and vacate the premises without prejudice however, to Owner's rights and remedies against Tenant under the lease provisions in effect prior to such termination, and any rent owing shall be paid up to such date and any payments of rent made by Tenant which were on account of any period subsequent to such date shall be returned to Tenant. Unless Owner shall serve a termination notice as provided for herein, Owner
shall make the repairs and restorations under the conditions of (b) and (   c )
thereof, with all reasonable expedition, subject to delays due to adjustments of insurance claims, labor troubles and causes beyond Owner's control. After any such casualty, Tenant shall cooperate with Owner's control. After any such casualty, Tenant shall cooperate with Owner's restoration by removing from the premises as promptly as reasonable possible, all of Tenant's salvageable inventory and moveable equipment, furniture, and other property. Tenant's liability for rent shall resume five (5) days after written notice from Owner that the premises are substantially ready for Tenant's occupancy. (e) Nothing contained hereinabove shall relieves Tenant from liability that may exist as a result of damages from fire or other casualty. Notwithstanding the foregoing, each party shall look first to any insurance in its favor or damage resulting from fire or
other causality, and to the extent that such insurance is in force and collectible and to the extent permitted by law, Owner and Tenant each hereby releases and waives all right of recovery against the other or any one claiming through or under each of them by way of subrogation or otherwise. The foregoing release and waiver, shall be in force only if both releasors' insurance policies
contain a  claim providing?   that such a release or waiver shall not invalidate
the insurance. If, and to the extent, that such waiver can be obtained only by the payment of additional premiums, then the party benefiting from the waiver shall pay such premium within ten days after written demand or shall be deemed to have agreed that the party obtaining insurance coverage shall be free of any further obligation under the provisions hereof with respect to waiver of subrogation. Tenant acknowledges that Owner will not carry insurance on Tenant's furniture and or furnishings or any fixtures or equipment, improvements, or appurtenance removable by Tenant and agrees that Owner will not be obligated to repair any damage thereto or replace the same. (f) Tenant hereby waives the provisions of Section 227 of the Real Property Law and agrees that the provisions of this article shall govern and control in lieu thereof
See Article 74.

10.  Eminent Domain

If the whole or any part of the demised premises shall be acquired or condemned by Eminent Domain for any public or quasi public use or purpose, then and in that event, the term of this lease shall cease and terminate from the date of title vesting in such proceeding and Tenant shall have no claim for the value of any unexpired term of said lease.




11.  Assignment, Mortgage, Etc.

Tenant, for itself, its heirs, distributes, executors, administrators, legal representatives, successors and assigns, expressly covenants that it shall not assign, mortgage or encumber this agreement, nor underlet, or suffer or permit the demised premises or any part thereof to be used by others, without the prior written consent of Owner in each instance. Transfer of the majority of the stock of a corporate Tenant shall be deemed an assignment. If this lease be assigned, or if the demised premises or any part thereof by underlet or occupied by anybody other than Tenant. Owner may, after default by Tenant, collect rent from the assignee, under-tenant or occupant, and apply the net amount collected to the rent herein reserved, but no such assignment, underletting, occupancy or collection shall be deemed a waiver of this covenant, or the acceptance of the assignee, under-tenant or occupant as tenant, or a release of Tenant from the further performance by Tenant of covenants on the part of Tenant herein contained. The consent by Owner to an assignment or underletting shall not in any wise be constructed to relieve Tenant from obtaining the express consent in writing of Owner to any further assignment or underletting.

12.  Electric Current

 Rates and conditions in respect to submetering or rent inclusion, s the case may be, to be added in RIDER attached hereto. Tenant covenants and agrees that at all times it use of electric current shall not exceed the capacity of existing leeders to the building or the risers or wiring installation and Tenant may not use any electrical equipment which, in Owner's opinion, reasonably exercised, will overload such installations or interfere with the use thereof by other tenants of the building. The change at any time of the character of electric service shall in no wise make Owner liable or responsible to Tenant, for any loss, damages or expenses which Tenant may sustain.

13.  Access to Premises

Owner or Owner's agents have the right (but shall not be obligated) to enter the demised premises in any emergency at any time, and, at other reasonable times after reasonable notice thereof to Tenant to examine the same and to make such repairs, replacements and improvements as Owner may deem necessary and reasonably desirable to any portion of the building or which Owner may elect to perform in the premises after Tenant's failure to make repairs or perform any work which Tenants is obligated to perform under this lease, or for the purpose of complying with laws, regulations and other directions of governmental authorities. (2) All entries made by Owner pursuant to this article shall be after reasonable prior notice (except in emergency) and conducted to the extent practicable (but without the necessity of the incurring overtime wages or other additional costs) in such manner so as to minimize interference with Tenant's use of the demised premises. Tenant shall permit Owner to use and maintain and replace pipes and conduits in and through the demised premises and to erect new pipes and conduits therein provided, wherever possible, they are within walls or otherwise concealed. Owner may, during the progress of any work in the demised premises, take all necessary materials and equipment into said premises without the same constituting an eviction nor shall the Tenant be entitled to any abatement of rent while such work is in progress nor to any damages by reason of loss or interruption of business or otherwise. Throughout the term hereof Owner shall have the right to enter the demised premises at reasonable hours for the purpose of showing the same to prospective* purchasers or mortgagees of the building, and during the last six months of the term place upon the premises the usual notices "To Let" and "For Sale" which notices Tenant shall permit to remain thereon without molestation. If Tenants is not present to open and permit any entry into the premises, Owner or Owner's agents may enter the same whenever such entry may be necessary or permissible by master key or forcibly and provided reasonable care is exercised to safeguard Tenant's property, such entry shall not render Owner or its agents liable therefore, nor in any event shall the obligations of Tenant hereunder be affected. If during the last month of the term Tenant shall have removed all or substantially all of Tenant's property therefrom. Owner may immediately enter alter, renovate or redecorate the demised premises without limitation or abatement of rent, or incurring liability to Tenant for any compensation and such act shall have no effect on this lease or Tenant's obligations hereunder.

14.  Vault, Vault Space, Area

No Vaults, vault space or area, whether or not enclosed or covered, not within the property line of the building is leased hereunder, anything contained in or indicated on any sketch, blue print or plan, or anything contained elsewhere in this lease to the contrary notwithstanding. Owner makes no representation as to the location of the property line of the building. All vaults and vault space and all such areas not within the property line of the building, which Tenant may be permitted to use and/or occupied under a revocable license, and if any such license be revoked, or if the amount of such space or area be diminished or required by any federal, state or municipal authority or public utility, Owner shall not be subject to any liability nor shall Tenant be entitled to any compensation or diminution or abatement of rent nor shall such renovation, diminution or requisition be deemed constructive or actual eviction. Any tax, fee or charge of municipal authorities for such vault or area shall be paid by Tenant, if used by Tenant, whether or not specifically leased hereunder.

15.  Occupancy

 Tenant will not at any time use of occupy the demised premises in violation of the certificate of occupancy issued for the building of which the demised premises are a part. Tenant has inspected the premises and aspects them as is, subject to the riders annexed hereto with respect to Owner's work, if any, in any event, Owner makes no representation as to the condition of the premises and Tenant agrees to accept the same subject to violations, whether or not of record. If any governmental license or permit shall be required for the proper and lawful conduct of Tenant's business. Tenant shall be responsible for and shall procure and maintain such license or permit. Anything contained herein to the contrary notwithstanding, Tenant shall not be responsible for any violations of record covering the demised premises pre-existing the Possession Date of this lease.

16.  Bankruptcy

(a) Anything elsewhere in this lease to the contrary notwithstanding, this lease may be canceled by Owner by sending of a written notice to Tenant within a reasonable time after the happening of any one or more of the following events:
   (1) the commencement of a case in bankruptcy or under the laws of any state naming Tenant as the debtor; or (2) the making by Tenant of an assignment or any other arrangement for the benefit of creditors under any state statute or order of court, shall thereafter be entitled to possession of the premises demised but shall forthwith quit and surrender the premises. If this lease shall be assigned in accordance with its terms, the provisions of this Article 16 shall be applicable only to the party them owning Tenant's interest in the lease.

(b) It is stipulated and agreed that in the event of the termination of this lease pursuant to (a) hereof, Owner shall forthwith, notwithstanding any other provisions of this lease to the contrary, be entitled to recover from Tenant as and for liquidated damages an amount equal to the difference between the rental reserved hereunder for the unexpired portion of the term demised and the fair and reasonable rental value of the demised premises for the same period. In the computation of such damages the difference between any installation of rent becoming due hereunder after the date of termination and the fair and reasonable rental value of the demised premises for the period for such installment was payable shall be discounted to the date of termination at the rate of four percent (4%) per annum. If such premises or any part thereof be relet by the Owner for the unexpired term of said lease, or any part thereof, before presentation of proof of such liquidated damages to any court, commission or tribunal, the amount of rent reserved upon such releting shall be deemed to be the
   fair and reasonable Rider to be added if necessary.      * tenants, rental
   value for the part or the whole of the premises so relet during the term of the releting. Nothing herein contained shall limit or prejudice the right of the Owner to prove for and obtain as liquidated damages by reason of such termination, an amount equal to the maximum allowed by any stature or rule of law in effect at the time when, and governing the proceedings in which, such damages are to be proved, whether or not such amount be greater, equal to, or less than the amount of the difference referred to above.

17.  Default

 If Tenant defaults in fulfilling any of the covenants of this including, but not limited to, the covenants for the payment of rent or additional rent; or if the demised premises becomes vacant or deserted or if this lease be rejected under S 235 of Title 11 of the U.S. Code (bankruptcy code); of if any execution or attachment shall be issued against Tenant or any of Tenant's property whereupon the demised premises shall be taken or occupied by someone other than Tenant; or if Tenant shall make default with respect to any other lease between Owner and Tenant; or if Tenant shall have failed, after ten (10) days written notice, to redeposit with Owner any portion of the security deposited hereunder which Owner has applied to the payment of any rent and additional rent due and payable hereunder or failed to move into or take possession of the premises within fifteen (15) days after the commencement of the term of this lease, of which fact Owner shall be the sole judge; them in any one or more of such events, upon Owner serving a written ten (10) day notice upon Tenant specifying the nature of said default and upon the expiration of said ten (10) days, if Tenant shall have failed to comply with or remedy such default, or if the said default or omission complained of shall be of a nature that the same cannot be completely cured or remedied with said ten (10) days period, and if Tenant shall not have diligently commenced during such default within such ten (10) day period, and shall not thereafter with reasonable diligence and in good faith, proceed to remedy or cure such default, then Owner may serve a written three (3) days' notice of cancellation of this lease and the term thereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof and Tenant shall then quite and surrender the demised premises to Owner but Tenant shall remain liable as hereinafter provided.

(2) If the notice provided for in (1) hereof shall have been given, and the term shall expire as aforesaid: or if Tenant shall make default in the payment of the rent reserved herein or any item of additional rent herein mentioned or any part of either or in making any other payment herein required: then and in any of such events Owner may without notice, re0-enter the demised premises either by force or otherwise, and dispossess Tenant by summary proceedings or otherwise, and the legal representative of Tenant or other occupant of demised premises and remove their effects and hold the premises as if this lease had not been made, and Tenant hereby waives the service of notice of intention to re-enter or to institute legal proceedings to that end. If Tenant shall make default hereunder prior to the date fixed as the commencement of any renewal or extension of this lease, Owner may cancel and terminate such renewal or extension agreements by written notice.

18.  Remedies of Owner and Waiver of Redemption

 In case of any such default, re-entry expiration and/or dispossess by summary proceedings or otherwise, (a) the rent, and additional rent, shall become due thereupon and be paid up the time of such re-entry, dispossess and/or expiration, (b) Owner may relet the premises or any part or parts thereof, either in the name of Owner or otherwise, for a term or terms, which may at Owner's option be less than or exceed the period which would otherwise have constituted the balance of the term of this lease and may grant concessions or free rent or charge a higher rental than that in this lease, c Tenant or the legal representatives of Tenant shall also pay Owner as liquidated damages for the failure of Tenant to observe and perform said Tenant's covenants herein contained, any deficiency between the rent hereby reserved and or covenanted to be paid and the net amount, if any, of the rents collected on account of the subsequent lease or leases of the demised premises for each month of the period which would otherwise have constituted the balance of the term of this lease. The failure of Owner to relet the premises or any part or parts thereof shall not release or affect Tenant's liability for damages. In computing such liquidated damages there shall be added to the said deficiency such expenses as Owner may incur in connection with releting, such as legal expenses, attorneys' fees, brokerage, advertising and for keeping the demised premises in good order or for preparing the same for releting. Any such liquidated damages shall be paid in monthly installments by Tenant on the rent day specified in the lease and any suit brought to collect the amount of the deficiency for any month shall not prejudice in any way the rights of Owner to collect the deficiency for any subsequent month by a similar proceeding. Owner, in putting the demised premises in good order or preparing the same for re-rental may, at Owner's option, make such alterations, repairs, replacements, and/or decorations in the demised premises as Owner, in Owner's sole judgment, considers advisable and necessary for the purpose of releting the demised premises, and the making of such alterations, repairs, replacement, and/or decorations shall not operate or be construed to release Tenant from liability hereunder as aforesaid. Owner shall in no event be liable in any way whatsoever for failure to relet the demised premises, or in the event that the demised premises are relet, for failure to collect the rent thereof under such releting, and in no event shall Tenant be entitled to receive any excess, if any, of such net rents collected over the sums payable by Tenant to Owner hereunder. In the event of a breach or threatened breach by Tenant of any of the covenants or provisions hereof, Owner shall have the right of injunction and the right to invoke any remedy allowed at law or in equity as if re-entry, summary proceedings and other remedies were not herein provided for. Mention in this lease of any particular remedy, shall not preclude Owner from any other remedy, in law or in equity. Tenant hereby expressly waives any and all rights of redemption granted by or under any present or future laws.

19.  Fees and Expenses

 If Tenant shall default in the observance or performance of any term or covenant on Tenant's part to be observed or performed under or by virtue of any of the terms or provisions in any article of this lease, then, unless otherwise provided elsewhere in this lease, Owner may immediately or at any time thereafter and without notice perform the obligation of Tenant thereunder. If Owner in connection with the foregoing or in connection with any default by Tenant in the covenant to pay rent hereunder, makes any expenditures or incurs any obligations for the payment of money, including but no limited to attorney's fees, in instituting, prosecuting or defending any action or proceedings, then Tenant will reimburse Owner for such sums so paid or obligations incurred with interest and costs. The foregoing expenses incurred by reason of Tenant's default shall be deemed to be additional rent hereunder and shall be paid by Tenant to Owner within five (5) days of rendition of any bill or statement to Tenant therefor. If Tenant's lease term shall have expired at the time of making of such expenditures or incurring of such obligations, such sums shall be recoverable by Owner as damages.

20.  Building Alterations and Management

Owner shall have the right at any time without the same constituting an eviction and without incurring liability to Tenant therefor to change the arrangement and or location of public entrances, passageways, doors, doorways, corridors, elevators, stairs, toilets or other public parts of the building and to change the name, number or designation by which the building may be known. There shall be no allowance to Tenant for diminution of rental value and no liability on the part of Owner by reason of inconvenience, annoyance or injury to business arising from Owner or other Tenant making any repairs in the building or any such alterations, additions and improvements. Furthermore, Tenant shall not have any claim against Owner by reason of Owner's imposition of any controls of the manner of access to the building by Tenant's social or business visitors as the Owner may deem necessary for the security of the building and its occupants.




21.  No Representations by Owner

Neither Owner nor Owner's agents have made any representations or promises with respect to the physical condition of the building, the land upon which it is erected or the demised premises, the rents, leases, expenses of operation or any other matter or thing affecting or related to the demised premises or the building except as herein expressly set forth and no rights, easements or licenses are acquired by Tenant by implication or otherwise except as expressly set forth in the provisions of this lease. Tenant has inspected the building and the demised premises and is thoroughly acquainted with their condition and agrees to take the same "as is" on the date possession is tendered and acknowledges that the taking of possession of the demised premises by Tenant shall be conclusive evidence that the said premises and the building of which the same form a part were in good and satisfactory condition at the time such possession was to taken, except as to latent defects. All understandings and agreements heretofore made between the parties hereto are merged in this contract, which alone fully and completely expresses the agreement between Owner and Tenant and any executory agreement hereafter, made shall be ineffective to change, modify, discharge or effect an abandonment of it in whole or in part, unless such executory agreement is in writing and signed by the party against whom enforcement of the change, modification, discharge or abandonment is sought.

22.  End of Term

Upon the expiration or other termination of the term of this lease. Tenant shall quite and surrender to Owner the demised premises, broom clean, in good order and condition, ordinary wear and damages which Tenant is not required to repair as provided elsewhere in this lease excepted, and Tenant shall remove all its property from the demised premises. Tenant's obligations to observe or perform this covenant shall survive the expiration or other termination of this lease. If the last day of the term of this Lease or any renewal thereof, falls on Sunday, this lease shall expire at noon on the proceeding Saturday until it be a legal holiday in which case it shall expire at noon on the proceeding business day.

23.  Quiet Enjoyment

 Owner covenants and agrees with Tenant that upon Tenant paying the rent and additional rent and observing and performing all the terms, covenants and conditions on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the premises hereby demised, subject, nevertheless, to the terms and conditions of this lease including, but not limited to Article 34 hereof and to the ground leases, underlying leases and mortgages hereinbefore mentioned.

24.  Failure to Give Possession

 If Owner is unable to give possession of the demised premises on the date of the commencement of the term hereof, because of the holding-over or retention of possession of any tenant, under-tenant or occupants or if the demised premises are located in a building being constructed, because such building has not been sufficiently completed to make the premises ready for occupancy or because of the fact that a certificate of occupancy has not been procured or if Owner has not completed any work required to be performed by Owner, or for any other reason, Owner shall not be subject to any liability for failure to give possession on said date and the validity of the lease shall not be impaired under such circumstances, nor shall the same be construed in any wise to extend the term of this lease, but the rent payable hereunder shall be abated (provided Tenant is not responsible for Owner's inability to obtain possession or complete any work required) until after Owner shall have given Tenant notice that the premises are substantially ready for Tenant's occupancy. If permission is given to Tenant to enter into the possession of the demised premises or to occupy premises other than the demised premises prior to the date specified as the commencement of the term of this lease. Tenant covenants and agrees that such occupancy shall be deemed to be under all the terms, covenants, conditions and provisions of this article are intended to constitute "an express provision to the contrary" within the meaning of Section 223-a of the New York Real Property Law.

25.  No Waiver

 The failure of Owner to seek redress for violation of, or to insist upon the strict performance of any covenant or condition of this lease or of any of the Rules or Regulations, set forth or hereafter adopted by Owner, shall not prevent a subsequent act which would have originally constituted a violation from having all the force and effect of an original violation. The receipt by Owner of rent with knowledge of the breach of any covenant of this lease shall be deemed to have been waived by Owner unless such waiver be in writing signed by Owner. No payment by Tenant or receipt by Owner of a lesser amount than the monthly rent herein stipulated shall be deemed to be other than on account of the earliest stipulated rent, nor shall any endorsement or statement of any check or any letter accompanying any check or payment as rent be deemed an accord and satisfaction, and Owner may accept such check or payment without prejudice to Owner's right to recover the balance of such rent or pursue any other remedy in this lease provided. All checks tendered to Owner as and for the rent of the demised premises shall be deemed payments for the account of Tenant. Acceptance by Owner of rent from anyone other than Tenant shall not be deemed to operate as an attornment to Owner by the payor of such rent or as a consent by Owner to an assignment or subletting by Tenant of the demised premises to such payor, or as a modification of the provisions of this lease. No act or thing done by Owner or Owner's agents during the term hereby demised shall be deemed an acceptance of a surrender of said premises and no agreement to accept such surrender shall be valid unless in writing signed by Owner. No employee of Owner or Owner's agent shall have any power to accept the keys of said premises prior to the termination of the lease and the delivery of keys to any such agent or employee shall not operate as a termination of the lease or a surrender of the premises.

26.  Waiver of Trial by Jury

  It is mutually agreed by and between Owner and Tenant that the respective parties hereto shall and they hereby do waive trial by jury in any action, proceedings or counterclaim brought by either of the parties hereto against the other (except for personal injury or property damage) on any matters whatsoever arising out of or in any way connected with this lease, the relationship of Owner and Tenant, Tenant's use of or occupancy of said premises, and any emergency statutory or any other statutory remedy. It is further mutually agreed that in the event Owner commences any summary proceeding for possession of the premises, Tenant will not interpose any counterclaim of whatever nature or description in any such proceeding.

27.  Inability to Perform

This Lease and the obligation of Tenant to pay rent hereunder and perform all of the other covenants and agreements hereunder on part of Tenant to be performed shall in no wise be affected, impaired or excused because Owner is unable to fulfill any of its obligations under this lease or to supplying any service expressly or implied to be supplied or is unable to make, or is delayed in making any repair, additions, alterations or decorations or is unable to supply or is delayed in supplying any equipment or fixture if Owner is prevented or delayed from so doing by reasons of strike or labor troubles or any cause whatsoever beyond Owner's sole control including, but not limited to, government preemption in connection with a National Emergency or by reason of any rule, order or regulation of any department or subdivision thereof of any government agency or by reason of the conditions of supply and demand which have been or are affected by war or other emergency.

28.  Bids and Notices

 Except at otherwise in this lease provided, a bill, statement, notice or communication which Owner may desire or be required to give to Tenant, shall be deemed sufficiently given or rendered it, in writing, delivered to Tenant personally or sent by registered or certified mail addressed to Tenant at the building of which the demised premises form a part or at the last known residence address or business address of Tenant or left at any of the aforesaid premises addressed to Tenant, and the time of the rendition of such bill or statement and of the giving of such notice or communication shall be deemed to be the time when the same is delivered to Tenant, mailed, or left at the premises as herein provided. Any notice by Tenant to Owner must be served by registered or certified mail addressed to Owner at the address first hereinabove given or at such other address as Owner shall designated by written notice.

29.  Water Charges

If Tenant requires, uses or consumes water for any purpose in addition to ordinary lavatory purposes (of which fact Tenant constitutes Owner to be the sole judge) Owner may install a water meter and thereby measure Tenant's water consumption for all purposes. Tenant shall pay Owner for the cost of the meter and the cost of the installation, thereof and throughout the duration of Tenant's occupancy Tenant shall keep said meter and installation equipment in good working order and repair at Tenant's own cost and expense in default of which Owner may cause such meter and equipment to be replaced or repaired and collect the cost thereof from Tenant, as additional rent. Tenant agrees to pay for water consumed, as shown on said meter as and when bills are rendered, and on default in making such payment Owner may pay such charges and collect the same from Tenant, as additional rent. Tenant covenants and agrees to pay, as additional rent, the sewer rent, charge or any other tax, rent, levy or charge which now or hereafter is assessed, imposed or a lien upon the demised premises or the realty of which they are part pursuant to law, order or regulation made or issues in connection with the use, consumption, maintenance or supply of water, water system or sewage or sewage connection or system. If the building or the demised premises or any part thereof is supplied with water. Tenant shall pay to Owner, as additional rent, on the first day of each month, $40.00 for the use of such water. Independently of an in addition to any of the remedies reserved to Owner hereinabove or elsewhere in this lease. Owner may sue for and collect any monies to be paid by Tenant or paid by Owner for any of the reasons or purposes hereinabove set forth. Supplementing the provisions of
Article 29, Tenant may elect to install, at its sole cost and expense, a water meter to measure Tenant's water consumption provided that Tenant (I) is not with all appropriate provisions of articles 3 and 44 including without limitation, the submission of plans and specification to Landlord for Landlord's approval. Upon the completion of the installation of such water meter, to the reasonable satisfaction of Landlord, Tenant shall not be obligated thereafter to pay the $40.00 per month additional rent charge as set forth under article 29.

30.  Sprinklers

 Anything elsewhere in this lease to the contrary notwithstanding, if the New York Board of Fire Underwriters of the New York Fire Insurance Exchange or any bureau, department of official of the federal, state or city government recommend or require the installation of a sprinkler system or that any changes, modifications, alterations, or additional sprinkler heads or other equipment be made or supplied in an existing sprinkler system by reason of Tenant's business, or the location of partitions, trade fixtures, or other contents of the demised premises, or for any other reason, or if any such sprinkler system installations, modifications, alterations, additional sprinkler heads or other such equipment, become necessary to prevent the imposition of a penalty or charge against the full allowance for a sprinkler system in the fire insurance rate set by any said Exchange or by any fire insurance company.
 Tenant shall, at Tenant's expense, promptly make such sprinkler system installations, changes, modifications, alterations, and supply additional sprinkler heads or other equipment as required whether the work involved shall be structural or non-structural in nature. Tenant shall pay to Owner as additional rent the sum of $40.00 on the first day of each month during the term of this lease, as Tenant's portion of the contract price for sprinkler supervisory service.

31.  Elevators, Heat, Cleaning

As long as Tenant is not in default under any of the covenants of this lease Owner shall: (a) provide necessary passenger elevator facilities on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m.; (b) if freight elevator service is provided, same shall be provided only on regulator business days Monday through Friday inclusive, and on those days only between the hours of 9 a.m. and 12 noon and between 1 p.m. and 5 p.m.; ( c) furnish heat, water and other services supplied by Owner to the demised premises, when and as required by law, on business days from 8 a.m. to 6 p.m. and on Saturdays from 8 a.m. to 1 p.m. ; (d) clean the public halls and public portions of the building which are used in common by all tenants. Tenant shall, at Tenant's expense, keep the demised premises, including the windows, clean and in order, to the satisfaction of Owner, and for that purpose shall employ the person or persons, or corporation approved by Owner. Tenant shall pay to Owner the cost of removal of any of Tenant's refuse and rubbish from the building. Bills for the same shall be rendered by Owner to Tenant at such time as Owner may elect and shall be due and payable hereunder, and the amount of such bills shall be deemed to be, and be paid as, additional rent. Tenant shall however, have the option of independently contracting for the removal of such rubbish and refuse in the event that Tenant does not wish to have same done by employees of Owner. Under such circumstances, however, the removal of such refuse and rubbish by others shall be subject to such rules and regulations as, in the judgment of Owner, are necessary for the proper operation of the building. Owner reserves the right to stop service of the heating, elevator , plumbing and electric systems, when necessary, by reason of accident, or emergency, or for repairs, alterations, replacements or improvements, in the judgment of Owner desirable or necessary to be made, until said repairs, alterations, replacements or improvements shall have been completed. If the building of which the demised premises are a part supplies manually operated elevator service. Owner may proceed with alternations necessary to substitute automatic control elevator service upon ten (10) written notice to Tenant without in any way affecting the obligations of Tenant hereunder, provided that the same shall be done with the minimum amount of inconvenience to Tenant, and Owner pursues with due diligence the completion of the alterations.

SEE RIDER ARTICLES 71 and 76

32.  Security

Tenant has deposited with Owner the sum of $40,320.00 as security for the faithful performance and observance by Tenant of the terms, provision s and conditions of this lease; it is agreed that in the event Tenant defaults in respect of any of the terms, provisions and conditions of this lease, including , but not limited to, the payment of rent and additional rent, Owner may use, apply or retain the whole or any part of the security so deposited to the extent required for the payment of any rent and additional rent or any other sum as to which tenant is in default or for any sum which Owner may expend or may be required to expend reason of Tenant's default in respect of any of the terms, covenants and conditions of this lease, including but not limited to, any damages or deficiency in the releting of the premises, whether such damages or deficiency accrued before or after summary proceedings or other re-entry by Owner. In the event that Tenant shall fully and faithfully comply with all of the terms, provisions, covenants and conditions of this lease, the security shall be returned to Tenant after the date demised premises to Owner. In the event of a sale of the land and building or leasing of the building, of which demised premises form a part. Owner shall have the right to transfer the security to the vendee or lease and Owner shall thereupon be released by Tenant from all liability for the return of such security; and Tenant agrees to look to the new Owner solely for the return of said security, and it is agreed that the provisions hereof shall thereupon be transfer the security, and it is agreed that the provisions hereof shall apply to every transfer or assignment made of the security to a new Owner. Tenant further covenants that it will not assign or encumber or attempt to assign or encumber the monies deposited herein as security and that neither Owner nor its successors or assigns shall be bound by an such assignment, encumbrance, attempted assignment or attempted encumbrances.

33.  Captions

The Captions are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this lease nor the intent of any provision thereof.

34.  Definitions

  The term "Owner) as used in this lease means only the owner of the fee or the leasehold of the building, or the mortgagee in possession, for the time being of the land and building (or the Owner of a lease of the building or of the land and building) of which the demised premises form a part, so that in the event of any sale of sales of said land and building or of said lease, or in the event of any sale or sales of said land and building or of said lease, or in the event of any sale or sales of said land and building or of said lease, or in the event of a lease of said building, or the land and building, the said Owner shall be and hereby is entirely freed and relieved of all covenants and obligations of Owner hereunder, and it shall be deemed and construed without further agreement between the parties or their successors in interest, or between the parties and the purchasers, at any such sale, or the said leasee of the building, or of the land and building, that the purchaser or the leasee of the building, or the land and building, that the purchaser or the leasee of the building has assumed and agreed to carry out any and all covenants and obligations of Owner hereunder. The words "re-enter" and "re-entry") as used in this lease are not restricted to their technical legal meaning. The term "rent" includes the annual rental rate whether so-expressed or expressed in monthly installments, and "additional rent." "Additional rent" means all sums which shall be due to new Owner from Tenant under this lease, in addition to the annual rental rate. The term "business days" as used in this lease, shall exclude Saturdays (except such portion thereof as is covered by specific hours in Article 31 hereof), Sundays and all days observed by the State or Federal Government as legal holidays and those designated as holidays by the applicable building service union employees service contract or by the applicable Operating Engineers contract with respect to HVAC service.

35.  Adjacent Excavation

 If an excavation shall be made upon land adjacent to the demised premises, or shall be authorized to be _______________________.

Shoring:       made, Tenant shall afford to the person causing or authorized to cause such excavation, license to enter upon the demised premises for the purpose of doing such work as said person shall deem necessary to preserve the wall or the building of which demised premises form a part from injury or damage and to support the same by proper foundations without any claim for damages or indemnity against Owner, or diminution or abatement of rent.

36.  Rules and Regulations

Tenant and Tenant's servants, employees, agents, visitors, and licenses shall observe faithfully, and comply strictly with, the Rules and Regulations annexed hereto and such other and further reasonable Rules and Regulations as hereto and such other and further reasonable Rules and Regulations as Owner or Owner's agents may from time to time adopt. Notice of any additional rules or regulations shall be given in such manner as Owner may elect. In case Tenant disputes the reasonableness of any additional Rule or Regulations hereafter made or adopted by Owner or Owner's agents, the parties hereto agree to submit the question of the reasonableness of such Rule or Regulation for decision to the New York office of the American Arbitration Association, whose determination shall be final and conclusive upon the parties hereto. The right of dispute the reasonableness of any additional Rule and Regulation upon Tenant's part shall be deemed waived unless the same shall be asserted by service of a notice, in writing upon Owner within ten (10) days after the giving of notice thereof. Nothing is in this lease contained shall be construed to impose upon Owner any duty or obligation to enforce the Rules and Regulations or terms, covenants or conditions in any other lease, as against any other tenant and Owner shall not be liable to Tenant for violation of the same by any other tenant, its servants, employees, agents, visitors or licensees.

37.  Glass

Owner shall replace at the expense of the Tenant, any and all plate and other glass damaged or broken from any cause whatsoever in and about the demised premises. Owner may insure, and keep insured, at Tenant's expense, all plate and other glass in the demised premises for and in the name of the Owner. Bills for the premiums therefore shall be rendered by Owner to Tenant at such times as Owner may elect, and shall be due from, and payable by, Tenant when rendered, and the amount thereof shall be deemed to be, and be paid, as additional rent.

38.  Estoppel Certificate

Tenant, at any time, and from time to time, upon at least 10 days' prior notice by Owner, shall execute, acknowledge and deliver to Owner, and/or to any other person, firm or corporation specified by Owner, a statement certifying that this lease is unmodified in full force and effect (or, if there have been modifications, that the same is in full fore and effect and modified and stating the modifications), stating the dates to which the rent and additional rent have been paid, and stating whether or not there exists any default by Owner under this Lease, and, if so, specifying each such default.

39.  Directory Board Listing

 If, at the request of and as accommodation to Tenant, Owner shall place upon the directory board in the lobby of the building, one or more names of persons other than Tenant, such directory board listings shall not be construed as the consent by Owner to an assignment of subletting by Tenants to such person or persons.

40.  Successors and Assigns

The covenants, conditions and agreements contained in this lease shall bind and inure to the benefit of Owner and Tenant and their respective heirs, distributees, executors, administrators, successors, and except as otherwise provided in this lease, their assigns.

ANNEXED ARTICLES 71 AND 76 ARE HEREBY INCORPORATED INTO THIS LEASE.

In Witness Whereof, Owner and Tenant have respectively signed and sealed this lease as of the day and year above written.

Witness for Owner:                 443 COMPANY..............

 .................        BY:...................


Witness for Tenant:                ON SITE SOURCING, INC.........


 ................         By:................(L.S.)
                              Christopher J. Weiler, President
                              111 19th Street
                              Suite 404
                              Arlington, VA  22209

ADDITIONAL ARTICLES NOT PROVIDED IN STANDARD FORM OF LEASE, BUT FORMING A PART HEREOF.

Intentionally Omitted

41.  Rent Escalation-Tax Increases

The Tenant agrees to pay as additional rent annually during the terms of this lease 9.091 per cent of any increase in the Real Estate Taxes (as such term is hereinafter defined) above those for the fiscal year 1996/1997. Such additional rent shall be paid when the tax becomes fixed and within ten (10) days after demand therefore by the Landlord and shall be collectible as additional rent. For the final year of the lease term the Tenant shall be obligated to pay only a pro rata share of such percentage of any such increase in taxes. Tax bills (except as hereinafter provided) shall be conclusive evidence of the amount of such taxes and shall be used for the calculation of the amounts to be paid by the Tenant.

The term "Real Estate Taxes" shall mean all the real estate taxes and assessments, special or otherwise, levied, assessed or imposed by Federal, State or Local Governments against or upon the building of which the demised premises form a part and the land upon which it is erected. If due to a future change in the method of taxation, any franchise, income, profit or other tax, or other payment, shall be levied against Landlord in whole or in part in substitution for or in lieu of any tax which would otherwise constitute a Real Estate Tax, such franchise, income, profit, or other tax or payment shall be deemed to be a Real Estate Tax for the purposes hereof. If Landlord should incur expense in connection with Landlord's endeavor to reduce or prevent increase in assessed valuation, Tenant shall be obligated to pay as additional rent the amount computer by multiplying the percent set forth in line 2 hereof times such expense of Landlord, and such amount shall be due and payable upon demand by Landlord and collectible in the same manner as annual rent. The obligation to make any payments of additional rent pursuant to this Article shall survive the expiration or other termination of this lease.

42.  Exculpatory Clause

In any action brought to enforce the obligations of Landlord under this lease, any judgment or decree shall be enforceable against Landlord only to the extent of Landlord's interest in the building of which the demised premises form a part, and no such judgment shall be the basis of execution on, or be a lien on, assets of Landlord or any assets of any party being a partner or stockholder in Landlord, other than the interest in said building.

43.  Assignment and Subletting (Article 11 continued)

Tenant may sublet all or a portion of the demised premises or assign this lease with Landlord's prior written consent which shall not be unreasonably withheld, provided that:

(a) Tenant shall furnish Landlord with the name and business address of the proposed subtenant or assignee, a counterpart of the proposed subleasing or assignment agreement, and satisfactory information with respect to the nature and character of the business of the proposed subtenant or assignee together with current financial information and references reasonably satisfactory to Landlord.

(b) In the reasonable judgment of the Landlord the proposed subtenant or assignee is financially responsible with respect to its proposed obligations under the proposed agreement and is of a character and engaged in a business which is in keeping with the standards of the building and the floor or floors on which the demised premises are located.

(c) An executed duplicate original in a form satisfactory to Landlord for review by Landlord's counsel of such subleasing or assignment agreement shall be delivered to Landlord at least five (5) days prior to the effective date thereof. In the event of any assignment, Tenant will deliver to Landlord at least (5) days prior to the effective date thereof an assumption agreement wherein the assignee agrees to assume all of the terms, covenants and conditions of this lease to be performed by Tenant hereunder and which provides that Tenant named herein and such assignee shall after the effective date of such assignment be jointly and severally liable for the performance of all of the terms covenants and conditions of this lease.

(d) Tenant shall grant Williams Real Estate Co. Inc., ("Williams") the sole and exclusive right for thirty (30 days) to effect any sublet, assignment, release and other disposition of all or any part of the demised premised and any other space Tenant has under lease elsewhere in the building, and Tenant shall pay Williams upon execution of such sublease, assignment, release or other disposition a commission computed in accordance with Williams' standard rates and rule then in effect for the locality in which the demised premised are located.

(e) Tenant, at Tenant's expense, shall provide and permit reasonably appropriate means of ingress to and egress from space sublet by Tenant.

(f) Except for any subletting or assignment by Tenant to Landlord, each subletting or assignment shall be subject to all the covenants, agreements, terms, provisions and conditions contained in this lease on the part of the Tenant to be performed.

(g) Tenant covenants and agrees that notwithstanding any subletting or assignment to Landlord or to any other subtenant or assignee and/or acceptance of rent or additional rent by Landlord from any subtenant or assignee. Tenant shall and will remain fully liable for the payment of the annual rent and additional rent due and to become due hereunder and for the performance of all the covenants, agreements, terms, provisions and conditions contained in this lease on the part of the Tenant to be performed.

(h)
(i) Tenant further agrees that it shall not at any time publicly advertise at a rental rate less than the fixed annual rate plus any additional rent than payable hereunder, for assignment or sublease of all of the space demised herein, or for sublease of any portion of the space demised herein, but nothing herein contained shall be deemed to be Landlord's consent to any assignment or subletting.

(j) Notwithstanding anything herein contained to the contrary, Tenant shall have no right to assign this lease or to sublet the whole of the demised premises prior to or during the first 6 months following the commencement date hereof.

(j) Tenant shall have no rights to assign this lease or sublet the whole or any part of the demised premises to any party who is dealing with or has dealt with Landlord or Landlord's agent with respect to space then still available for rent in the building within the 12 months immediately preceding Landlord's receipt of Tenant's notice pursuant to item II of this Article.

(k)  Such subletting or assignment shall not cause Landlord any cost.

(l) Tenant shall have complied and shall comply with each of the provisions in this Article and Landlord shall not have made any election as provided in item II hereof.

                         II

If Tenant shall desire to sublet all or a portion of the demised premises or to assign this lease. Tenants shall send to Landlord a written notice by registered mail at least thirty (30) days prior to the date such assignment or subletting is to commence stating (w) that the intention is to assign the lease,
(x) the portion of the premises that the Tenant desires to sublet, and if the portion intended to be sublet shall be less than the entire demised premises and other than an entire floor or multiple thereof, such notice shall be accompanied by a reasonably accurate floor plan of the premises to be sublet. (y) the term of such proposed subletting and (z) the proposed commencement date of such subletting or assignment.
-
(a) If Tenant desires to sublet all of the demised premises or to assign this lease, than within thirty (30) days after receipt of the aforesaid notice Landlord may notify Tenant that Landlord elects (1) to cancel this lease, in which event, such cancellation shall become effective on the date set forth pursuant to (z) above and this lease shall thereupon terminate on said date with the same force and effect as if said date were the expiration date of this lease; or (2) to require Tenant to assign this lease to Landlord effective from the date set forth pursuant to (z) above. In either event Tenant shall be obligated to surrender possession of the demised premises on the same condition as Tenant is obliged to surrender possession at the end of the term as provided in this lease. Such assignment to Landlord shall provide that the parties to such assignment to Landlord shall provide that the parties to such assignment expressly negate any intention that any estate created under such assignment be merged with any other estate held by either of said parties.

(b) If Tenant desire to sublet less than all of the demised premises then within thirty (30) days after receipt of the aforesaid notice Landlord may notify Tenant that Landlord elects to require Tenant to sublease to Landlord as subtenant of Tenant, the portion of the demised premises that Tenant had specified in its notice to Landlord, for the term, and from the commencement date specified in said notice. The annual rent and additional rent which Landlord shall pay to Tenant shall be a pro rata apportionment of the annual and additional rent payable hereunder and it is hereby expressly agreed that such sublease to Landlord shall be upon all the covenants, agreements, terms, provisions and conditions contained in this lease except for such thereof which are inapplicable and such sublease shall give Landlord the unqualified and unrestricted right without Tenant's permission to assign such sublease or any part of parts of such space and to make or cause to have made or permit to be made any and all changes, alterations, decorations, additions, and improvements in the space covered by such sublease, and that such may be removed, in whole or part, at Landlord's option, prior to or upon the expiration or other termination of such sublease provided that any damage or injury caused by such removal shall be repaired. Such sublease to Landlord shall also provide that the parties to such sublease negate any intention that any estate ??? under such sublease be merged with any other estate held by either of said parties.

( c) Tenant covenants and agrees that any such assignment or subletting to Landlord or further assignment or subletting by Landlord or Landlord's assignee or sublessee may be for any purpose or purposes that Landlord, in Landlord's uncontrolled discretion, shall deem suitable or appropriate.

(d) If Landlord should fail to exercise any of the elections granted to it pursuant to the provisions of sub-paragraphs "a" and "b" of Item II of this Article and if Tenant should sublet all or a portion of the demised premises for a rental arising hereunder, than Tenant shall pay to Landlord as additional rent 50% of such excess amount. In computing such excess amount appropriate pro rata adjustments shall be made with respect to a subletting of less than all of the demised premises.

(e) Tenant hereby waives any claim against Landlord for money damages which it may have based upon any assertion that Landlord has unreasonably withheld or unreasonably delayed any consent to an assignment or a subletting pursuant to this Article. Tenant agrees that is sole remedy shall be an action or proceeding to enforce such provision or for specific performance.

                         III

If this lease is assigned and Landlord consents to such assignment, Tenant covenants and agrees that the terms, covenants and conditions of this lease may be changed, altered or modified in any manner whatsoever by Landlord and the assignee without the prior written consent of Tenant and that no such change, alteration or modification shall release Tenant from the performance by it of any of the terms, covenants and conditions on its part to be performed under this lease. Any such change, alteration or modification which would have the effect of increasing or enlarging Tenant's obligations or liabilities under this lease shall not, to the extent only of such increases or enlargement, be binding upon Tenant.
                         IV

Tenant acknowledges that Williams from time to time may be obligated to endeavor to rent competitive space available in the building on behalf of and pursuant to the instructions of Landlord or another tenant of the building.

Tenant's Changes:      44.  (a) Supplementing Article J. Landlord's consent
shall not be required for minor changes to the demised premises such as the installation of furniture, furnishings, cabinets and shelves which are affixed to the realty. All other renovations, decorations, additions, installations, improvements and alterations of any kind or nature in or to the demised premises whether performed by Tenant or by Landlord ("Tenant Changes") shall require the prior written consent of Landlord which, in the case of non-structural interior Tenant changes, Landlord agrees not to unreasonably withhold, provide Tenant first complies with all applicable requirements of this lease including any workletter attached to this lease and the building Rules and Regulations Governing Tenant Alterations (herein called the "Alterations Rules"). In granting its consent to any Tenant Changes, Landlord may impose such conditions (as to guarantee of completion including, without limitation, requiring Tenant to post a bond to insure the completion of Tenant Changes, payment for Tenant Changes and other charges payable under this Article, restoration or otherwise), as Landlord may reasonable require. In no event shall Landlord be required to consent to any Tenant Changes which would affect the structure of the building, the exterior thereof, any part of the building outside of the demised premises or the mechanical, electrical, heating outside of the demised premises or the mechanical, electrical, heating ventilation, air conditioning, sanitary, plumbing or other service systems and facilities (including elevators) of the building, and such Tenant Changes shall be performed only by contractors designated or approved by Landlord. In connection with Landlord's agent's review, modification, approval, supervision and/or coordination of plans and specifications for Tenant Changes, agent shall endeavor to advise Tenant whether the proposed Tenant's Changes are compatible with building systems and facilities, in compliance with the requirements of this lease, in conformity with applicable legal requirements or likely to result in excessive cost to Tenant, but, notwithstanding the foregoing, Landlord's agent shall have no liability in connection with such advice. Tenant shall promptly upon demand, reimburse Landlord's advice. Tenant shall, promptly upon demand, reimburse Landlord's agent for any reasonable out-of-pocket fees, expenses and other charges incurred by Landlord or its agent in connection with the review, modification and/or approval of such plans and review, modification and/or approval of such plans and specifications by Landlord's agent and other professional consultants of Landlord and shall pay to Landlord's agent during the course of the work, as a charge of Landlord's agent of any Tenant Changes for Landlord's benefit and without waiver of any of the requirements of this lease, the workletter, if any, or the Alterations Rules, a fee of five percent (5%) of the cost of such Tenant Changes. Tenant shall promptly provide such evidence as Landlord or Landlord's agent may request to substantiate any such costs incurred by Tenant. Tenant shall, at its sole cost and expense, in making any Tenant Changes, comply with all requirements of the Alternative Rules.

(b) Nothing in this lease is intended to constitute a consent by Landlord to the subjection of Landlord's or Tenant's interest in the building or the land on which the building is located to any lien or claim by any person which supplies any work labor, material, service or equipment to Tenant in performing any Tenant Changes. Landlord hereby notifies all such persons of such intent and each such person agrees that by performing any Tenant Changes for Tenant it accepts that Landlord has not granted such consent and that such person agrees that by performing any Tenant Changes for Tenant it accepts that Landlord has not granted such consent and that such person shall not have a right to file any lien or claim against such interest of Landlord or Tenant in the building or land upon which it is located. Tenant agrees to provide a copy of this Article to all such persons prior to entering into any contract for or otherwise having Tenant Changes performed. If Tenant's use of any contractor, subcontractor, vendor, supplier or other party causes or threatens to cause disharmony, labor disputes, strike or picketing or any kind whatsoever, such party shall be dismissed, removed from the job site, and excluded from the building, and the work of such party shall be continued by Tenant by others satisfactory to Landlord.
( c) In performing any alternations or installations Tenant shall be responsible or the cost or compliance with all applicable governmental rules and regulations including without limitation The Americans With Disabilities Act of 1990, Public Law 101-336 42 U.S.C. Secs. 12101 et seq. together with all amendments thereto which may be adopted from time to time, and all regulations and rules promulgated thereunder.

Electric Current:   45.  If electric current be supplied to Tenant by the public utility corporation serving the part of the city where the building is located. Tenant agrees to purchase same from building is located. Tenant agrees to purchase same from such public utility corporation. If electric current be supplied by Landlord, Tenant covenants and agrees to purchase the same from Landlord or Landlord's designated agent at charges, terms and rates set, from time to time, during the term of this lease by Landlord but not more than those specified in the service classification in effect on January 1, 1970 pursuant to which Landlord then purchased electric current from the public utility corporation serving the part of the city where the building is located. Said charges may be revised by Landlord in order to maintain the return to Landlord produced under the foregoing in the event that the Public Service Commission approves changes in service classifications, terms, rates or charges for such public utility during the term hereof. Where more than one meter measures the service of Tenant in the building, the service rendered through each meter may be computer and billed separately in accordance with the rates herein. Bills therefore shall be rendered at such times as Landlord may elect. In the event that such bills are not paid within five (5) days after the same are rendered. Landlord may, without further notice, discontinue the service of electric current to demised premises without releasing Tenant from any liability under this lease and without Landlord or Landlord's agent incurring any liability for any damage or loss sustained by Tenant from any liability under this lease and without Landlord or Landlord's agent incurring any liability for any damage or loss sustained by Tenant by such discontinuance of service. At the option of Landlord, Tenant also agrees to purchase from Landlord or its agent all lamps or bulbs used in the demised premises and to pay the cost of installation thereof. Landlord shall not in any other wise be liable or responsible to Tenant for any loss or damage or expense which Tenant may sustain or incur if either the quantity or character of electric services is changed or is no longer available or suitable for Tenant's requirements. Any riser of risers to supply Tenant's electric requirements, upon written request of Tenant, will be installed by Landlord, at the sole cost and expense of Tenant, if in Landlord's sole judgment, the same are necessary and will not cause permanent damage or injury to the building or demised premises or cause or create a dangerous or hazardous condition or entail excessive or unreasonable alterations, repairs or expense or interfere with or disturb other tenants or occupants. In addition to the installation of such riser or risers Landlord will also at the sole cost and expense of Tenant, install all other equipment proper and necessary in connection therewith subject to the aforesaid terms and conditions. Tenant covenants and agrees that at all times its use of electric current shall never exceed the capacity of existing feeders to the building or the risers or wiring installations. It is further covenanted and agreed by Tenant that all the aforesaid costs and expenses shall be paid by Tenant to landlord within five (5) days after rendition of any bill or statement to Tenant therefor. Landlord may discontinue any of the aforesaid services upon thirty (30) days notice to Tenant without being liable to Tenant therefore or without in any way affecting this lease or the liability of Tenant hereunder or causing a diminution of rent and the same shall not be deemed to be a lessening or diminution of rent and the same shall not be deemed to be a lessening or diminution of services within the meaning of any law, rule or regulation now or hereafter enacted, promulgated or issued. In the event Landlord gives such service direct from said public utility corporation, in which event, the Tenant will at its own cost and expense, furnish and install all risers, service wiring, and switches that may be necessary for such installation and required by the public utility company, and will at its own cost and expense, maintain and keep in good repair all such risers, wiring and switches. Tenant shall make no alternations or additions to the electric equipment and/or appliances without the prior written consent of Landlord in each instance. Rigid conduit only will be allowed. If any tax is imposed upon Landlord's receipts from the sale or resale of electric energy or gas or telephone service to Tenant by any Federal, State or Municipal Authority.
Tenant covenants and agrees that, where permitted by law, Tenant's pro-rata share of such taxes shall be passed on to, and included in the bill of and paid by Tenant to Landlord. Any sums due and payable to Landlord under this Article shall be collectible as additional rent. Supplementing the terms of this article it is contemplated by the parties that Tenant's electrical consumption shall be measured by means of one (1) direct meter.

Deposit of Checks:    46.  Landlords deposits of any checks delivered by Tenant
simultaneously with Tenant's execution of this lease shall not constitute Landlord's execution and delivery of this lease.

Partial Payment:     47.  If Landlord receives from Tenant any payment (Partial
Payment) less than the sum of the fixed annual rent, additional rent and other charges then due and owning pursuant to the terms of this lease. Landlord in its sole discretion may allocate such Partial Payment in whole or in part to any fixed annual rent, any additional rent and/or any other charges or to any combination thereof.

48. Whenever landlord is required or permitted to send any notice or demand to Tenant under or pursuant to this lease, including, but not limited to any demand for rent or notice of default it may be given by Landlord's Agent, attorney, executor, trustee or personal representative, with the same force and effect as if given by the Landlord. Landlord hereby advises Tenant that Landlord's current agent is Williams Real Estate Co. Inc., 530 Fifth Avenue, New York, New York 10036.

49.  LEASE NOT BINDING UNLESS EXECUTED AND DELIVERED

It is specifically understood and agreed that this lease is offered to Tenant by the managing agent of the building , solely in its capacity as such agent and subject to Landlord's acceptance and approval and that Tenant has hereunto affixed its signature with the understanding that the said lease shall not in any way bind Landlord or its agent until such time as the same has been approved and executed by Landlord and delivered to Tenant. The execution and delivery of this lease by Tenant shall constitute an irrevocable offer to enter into this lease on the part of Tenant and its representation that the Other Broker , if any shall not seek compensation from landlord if Landlord and Tenant do not approve , execute and deliver this lease.

50.  CONFLICT BETWEEN RIDER AND PRINTED LEASE

If and the extent that any of the provisions of any rider to this lease conflict or are otherwise inconsistent with any of the printed provisions of this lease , whether or not such inconsistency is expressly noted in the rider , the provisions of the rider shall prevail. In the event the party of the first part is referred to in this lease as "Owner" , the term "Landlord", as used herein, shall be deemed synonymous with the term "Owner".

51.  SPECIAL SERVICES

Upon Tenant's request Landlord or its managing agent may, but , except as otherwise expressly provide in this lease , shall not be obligated to , perform or cause to be performed for Tenant from time to time various construction , repair and maintenance work , moving services and other types of work or
services in order in or about the demise premise and the building.   If  such
work or services shall be performed for Tenant , Tenant agrees to pay therefore either the standard charges of Landlord or its managing agent in effect from time to time, if any, or the amount agreed to be paid for such services.
Tenant agrees to pay all such charges within ten (10) days after Landlord or Landlord's managing agent has submitted a bill therefore and unless otherwise expressly provide in writing such charges shall be payable as addition rental under this lease and in the event of a default by Tenant in the payment thereof Landlord shall have done all of the remedies hereunder that Landlord would have in the event of a default in the payment of annual rental

52.  AS IS

Tenant acknowledges that it has inspected the building and the demised premises, agrees to accept the demised premises in its "AS IS" physical condition as of the date possession is tendered to Tenant and acknowledges that Landlord shall not be obligated to make any improvements or alterations to the demised premises whatsoever, except as may be provided on the Workletter annexed hereto as Exhibit "A", if any.


53.  ADDITIONAL ASSIGNMENT AND SUBLETING PROVISIONS

The Article to this lease captioned "Assignment and Subletting (Article 11 continued)" is hereby amended by adding to Subdivision I thereof the following sub-paragraphs:
(m) The consent by Landlord to any assignment, subletting, or occupancy shall not in any wise be construed to relieve Tenant from obtaining the express consent, in writing, of Landlord to any further assignment, subletting, sub-subletting, or occupancy, which consent Landlord shall have the right to withhold for any reason.
(n) Tenant shall have no right to assign this lease or sublet the whole or any part of the demised premises to any party which is then a tenant, subtenant, licensee or occupancy of any part of the building in which the demised premised are located.
(o) If Tenant hereunder shall be a corporation, the transfer of a majority of the stock of Tenant shall be deemed an assignment of this lease, except as provided under Article 75. The transfer of outstanding stock of Tenant for purposes of this article shall not include the sale of such stock where such sale is effected through an "over the counter market" or through any recognized stock exchange, or on a basis exempt from applicable securities registration requirement.
(p) Each sublease of the demised premises shall be deemed to contain the following provisions, whether or not specifically included therein:
(1) "In the event of a default under any underlying lease of all or any portion of the premises hereby which results in the termination of such lease, or if the lessor under any such underlying lease shall

(2) exercise any right to cancel or terminate such underlying lease, the subtenant hereunder shall, at the option of the lessor under any such lease, attorn to and recognize such lessor as Landlord hereunder and shall, promptly upon such lessor's request, execute and deliver all instrument necessary or appropriate to confirm such attornment and recognition. The subtenant hereunder hereby waives all rights under present or future law to elect, by reason of the termination of such underlying lease, to terminate this sublease or surrender such underlying lease does not exercise the aforesaid option, the term of this sublease shall terminate simultaneously with the term of the underlying lease and subtenant hereby agrees to vacate the premises subleased on or before the effective date of termination of the underlying lease."

54.  HOLDING OVER

If Tenant holds over in possession after the expiration or sooner termination of the original term or of any extended term of this lease, such holding over shall not be deemed to extend the term or renew this lease, but such holding over thereafter shall continue upon the covenants and conditions herein set forth except that the charge for use and occupancy of such holding over for reach calendar month or part thereof (even if such part shall be a small fraction of a calendar month) shall be the sum of:

(a) 1/12 of the highest annual rent rate set forth on page one of this lease, times 2.0, plus
(b) 1/12 of the net increase, if any, in annual fixed rental due solely to increases in the cost of the value of electric service furnished to the premises in effect on the last day of the term of this lease, plus
(c) 1/12 of all other items of annual additional rental, which annual additional rental would have been payable pursuant to this lease had this lease not expired, plus those other items of additional rent (not annual additional rent) which would have been payable monthly pursuant to this lease, had this lease not expired, which total sum Tenant agrees to pay to Landlord promptly upon demand, in full, without set-off or deduction. Neither the billing nor the collection of use and occupancy in the above amount shall be deemed a waiver of any right of Landlord to collect damages for Tenant's failure to vacate the demised premises after the expiration or sooner termination of this lease. The aforesaid provisions of this Article shall survive the expiration or sooner termination of this lease.

55.  LIMITATION ON RENT

If at the commencement of, or at any time during the term of this lease, the rent reserved in this lease is not fully collectible by reason of any Federal, State, County or City law, proclamation, order or regulation, or direction of a pubic officer or body pursuant to law, Tenant agrees to take such steps and landlord may request to permit Landlord to collect the maximum rents which may be legally permissible from time t time during the continuance of such legal rent restrictions (but not in excess of the amounts reserved therefore under this lease). Upon the termination of such legal rent reduction, Tenant shall pay to Landlord, to the extent permitted by law, an amount equal to (a) the rents which would have been paid pursuant to this lease but for such legal rent restriction less (b) the rents paid by Tenant to Landlord during the period such legal rent restriction was in effect.

56.  BROKERAGE

Tenant warrants and represents to Landlord that it has had no dealings with any broker or agent except Williams Real Estate Co. Inc. and the broker listed below, if any, in connection with this lease and covenants and agrees to hold harmless and indemnify Landlord and Williams Real Estate Co., Inc. from and against any and all costs, expenses or liability for any compensation, commissions, fees and charges claimed by any other broker or agent with respect to this lease or the negotiation thereof. The obligation of Tenant contained in this Article shall survive the expiration or earlier termination of this lease.

Other Broker:  Charles Greenthall

57.  GOVERNMENTAL REGULATIONS

If, at any time during the term of this lease, landlord expends any sums for alterations or improvements to the building which are required to be made pursuant to any law, ordinance or governmental regulation, or any portion of such law, ordinance or governmental regulation, which becomes effective after the date hereof, Tenant shall pay to Landlord, as additional rent, the same percentage of such cost as is set forth in the provision of this lease which requires Tenant to pay increases in Real Estate Taxes, within ten (10) days after demand therefore. If, however, the cost of such alteration or improvement is one which is required to be amortized over a period of time pursuant to applicable governmental regulations, Tenant shall pay to Landlord, as additional rent, during each year in which occurs any part of this lease term, the above-stated percentage of the reasonable annual amortization of the cost of the alteration or improvement made. For the purposes of this Article, the cost of any alteration or improvement made shall be deemed to include the cost of preparing any necessary plans and the fees for filing such plans. Supplementing the provisions of Article 57 Tenant's obligation to pay the cost of any alteration or improvement required thereunder shall not exceed ( i ) in aggregate $12,500.00 during the term of this lease; and (ii) $2,500.00 in any "Lease Year".

For purposes of this lease "Lease Year" shall be deemed to mean successive twelve (12) calendar month periods commencing on November 1, 1996, and each Lease thereafter shall begin on the anniversary of November 1, 1996.

58.  BASEMENT SPACE

If any basement or sub-basement space is included in the premises demised hereunder, Tenant agrees that, notwithstanding anything to the contrary contained in this lease, such basement or sub-basement space
( i ) shall not be used for any purpose other than storage and ( ii ) shall not be sublet or used by anyone other than Tenant without the prior written consent of Landlord, which consent Landlord shall have the right to withhold for any reason whatsoever.

59.  LANDLORD'S MANAGING AGENT

Tenant agrees that all of the representations, warranties, waivers and indemnities made in this lease by Tenant for the benefit of Landlord shall also be deemed to inure to and be for the benefit of Williams Real Estate Co. Inc., its officers, directors, employees and independent contractors.

60.  BUILDING DIRECTORY

At the written request of Tenant, Landlord shall list on the building's directory the name of Tenant, any trade name under which Tenant has the right to operate, any entity permitted to occupy any portion of the demised premises under the terms of this lease, and the officers and employees of each of the foregoing entities, provided the number of names so listed does not exceed the same percentage of the capacity of such directory as is set forth in the provision of this lease which requires Tenant to pay increases in Real Estate Taxes. If requested by Tenant, Landlord may (but shall not be required to) list the name of Tenant's subsidiaries and affiliates; however, the listing of any name other than that of Tenant shall neither grant such party or entity any right to interest in this lease or in the demised premises nor constitute Landlord's consent to any assignment or sublease to, or occupancy of the demised premises by, such party or entity. Except for the name of Tenant, any such listing may be terminated by Landlord, at any time, without notice.

61.  INTEREST ON SECURITY

Landlord agrees to deposit the security referred to in the Article of this lease captioned "Security" in an interest bearing account in a bank located in New York State. The extent not prohibited by law, Landlord shall be entitled to receive and retain as an administrative expense that portion of the interest received on such account which represents the maximum fee permitted under applicable law, which fee Landlord shall have the right to withdraw from time to time, as Landlord may determine. The balance of the interest shall be added to and held as part of the security under this lease subject to an in accordance with the provisions of the foregoing Article. Landlord shall not be required to credit Tenant with any interest for any period during which Landlord does not receive interest on the security deposited.

62.  ADDITIONAL RENT

All payments other than the annual rental to be made by Tenant pursuant to this lease shall be deemed additional rent and, in the event of any nonpayment thereof, Landlord shall have all rights and remedies provided for herein or by law for nonpayment of rent. Tenant shall have fifteen (15 ) days from its receipt of any additional rent statement to notify Landlord, by certified mail, return receipt requested, that it disputes the correctness of such statement. After the expiration of such fifteen 915) day period, such statement shall be binding and conclusive upon Tenant. If Tenant disputes the correctness of such statement, Tenant shall, as a condition precedent to its right to contest such correctness, make payment of the additional rent billed, without prejudice to its position. If such dispute is finally determined in Tenant's favor, Landlord shall refund to Tenant the amount overpaid (without interest).

63.  SUBMISSION TO JURDISDICTION, ETC.

This lease shall be deemed to have been made in New York County, New York, and shall be construed in accordance with the laws of this State of New York. All actions or proceedings relating, directly or indirectly, to this lease shall be litigated only in courts located within the County or New York. Tenant, any guarantor of the performance of its obligations hereunder ("Guarantor") and their successors and assigns hereby subject themselves to the jurisdiction of any state or federal court located within such county, waive the personal service of any process upon them in any action or proceeding therein and consent that such process be served by certified or registered mail, return receipt request, directed to the Tenant and any successor at Tenant's address hereinabove set forth, to Guarantor and any successor at the address set forth in the instrument of guaranty and to any assignee at the address set forth in the instrument of assignment. Such service shall be deemed made two (2) days after such process is so mailed.

If (i) Landlord commences any action or proceeding against Tenant, or (ii ) Landlord is required to defend any action or proceeding commenced by Tenant, in connection with this lease and such action or proceeding is disposed of, by settlement, judgment or otherwise, favorably to Landlord, Landlord shall be entitled to recover from Tenant in such action or proceeding, or a subsequently commenced action or proceeding, landlord's reasonable attorneys' fees and disbursements incurred in connection with such action or proceeding and all prior and subsequent discussions and negotiations and correspondence relating thereto.

If any monies owing by Tenant under this lease are paid more than fifteen (15) days after the date such monies are payable pursuant to the provisions of this lease, Tenant shall pay Landlord interest thereon, at the then maximum legal rate, for the period from the date such monies were payable to the date such monies are paid.
64.
65.  CONDITIONAL LIMITATION

If Tenant shall default in the payment of the rent reserved herein, or any item of additional rent herein mentioned, or any part of either, during any two
months, whether or not consecutive, in any twelve (12) month period, and (   i )
such default continued for more than five (5) days after written notice of such default by Landlord to Tenant, and ( ii ) Landlord, after the expiration of such five (5) day grace period, served upon Tenant petitions and notice of petition to dispossess Tenant by summary proceedings in each such instance, then, notwithstanding that such defaults may have been cured prior to the entry of a judgment against Tenant, any further default in the payment of any money due Landlord hereunder which shall continue for more than five (5) days after Landlord shall give a written notice of such default shall be deemed to be deliberate and Landlord may thereafter serve a written three (3) days' notice of cancellation of this lease and the term expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term thereof, and Tenant shall then quit and surrender the demised premises to Landlord, but Tenant shall remain liable as elsewhere provided in this lease.

In addition, if Tenant shall have defaulted in the performance of the same or a substantially similar covenant hereunder, other than a covenant for the payment of rent or additional rent, twice during any consecutive twelve (12) month period and Landlord, in each case, shall have given a default notice in respect of such default, then, regardless of whether Tenant shall have cured such defaults within a twelve (12) month period after Landlord gave the second such default notice, Landlord, at its option, and without further notice to Tenant or opportunity for Tenant to cure such default, may elect to cancel this lease by serving a written three (3) days' notice of cancellation of this lease and the term hereunder shall end and expire as fully and completely as if the expiration of such three (3) day period were the day herein definitely fixed for the end and expiration of this lease and the term hereof, and Tenant shall then quit and surrender the demised premises to Landlord, but Tenant shall remain liable as elsewhere provided in this lease.

65.  EXCULPATION

If Tenant shall request Landlord's consent or approval and Landlord shall fail or refuse to give such consent or approval, Tenant shall not be entitled to any damages for any withholding by Landlord of its consent or approval, it being agreed that Tenant's sole remedy shall be an action for specific performance or an injunction, and that such remedy shall be available only in those cases where Landlord has expressly agreed in writing not to unreasonably withhold its consent or approval or where as a matter of law, Landlord may not unreasonably withhold its consent or approval.

Tenant acknowledges and agrees that if Landlord shall be an individual, joint venture, tenancy-in-common, firm or partnership, general or limited, there shall be no personal liability on such individual or on the members of such joint venture, tenancy-in-common, firm or partnership in respect of any of the covenants or conditions of this lease. In addition, notwithstanding anything to the contrary contained in this lease, it is agreed and understood that Tenant shall look solely to the estate and property of Landlord in the Building for the enforcement of any judgment (or other judicial decree) requiring the payment of money by Landlord to Tenant by reason of any default or breach by Landlord in the performance of its obligations under this lease, it being intended hereby that no other assets of Landlord or its principals shall be subject to levy, execution, attachment or other such legal process for the enforcement or satisfaction of the remedies pursued by Tenant in the event of such default or breach.

66.  INSURANCE

Tenant shall obtain and keep in force, at its own expense, with respect to the leased premises, a policy or policies of bodily injury and property damage insurance with an insurance company or companies in a form reasonably satisfactory to Landlord which shall be in the minimum amount of $1 million combined single limit per occurrence for bodily injury and property damage.
Such policy or policies shall include Landlord's interest which Landlord named as an additional insured. Tenant shall deliver to Landlord such policy or policies or certificates evidencing such coverage, together with a receipt thereon evidencing payment of premium or other satisfactory proof thereof. Landlord shall have the right to require Tenant to reasonably increase the amount of coverage under such policy or policies. In the event of the Tenant's failure to comply in any respect herein, the Landlord may cause same to be done to the Tenant's account and the cost thereof, shall be deemed to be additional rent. During the term hereby demised the Landlord shall insure the building of which the demised the Landlord shall insure the building of which the demised premises are a part, and Tenant shall insure the demised premises and its fixtures and contents for the full replacement value under an "ALL RISK" type policy which shall include a waiver by the insurer of all right of subrogation against Landlord or Tenant in connection with any loss or damage thereby insured against. Neither party, nor its agents, employees or guest shall be liable to the other for loss or damage caused by any risk covered by such insurance. Each party shall deliver to the other satisfactory proof evidencing such coverage.
If the release by either Landlord or Tenant as herein set forth shall contravene any law with respect to exculpatory agreements, the liability of the party in question shall be deemed not released but secondary to the other's insurer.

67.  GUARD SERVICE

In the event Landlord now employs or hereafter employs a security guard or guard service (hereinafter the "Guard") in the building, Tenant shall pay to Landlord, as additional rent, in advance, together with each installment of the annual rent provided for herein, a percentage of the cost of employing the Guard, including, but not limited to, any employee benefits, social security taxes and other expenses which are incurred by Landlord therefore, which percentage shall be the same percentage as is now set forth in the provision of this lease which provides for the payment by Tenant of increases in Real Estate Taxes. Landlord
reserves the right (   i ) initially set the days and hours the Guard is
employed, ( ii) to change, at will, such hours and days, and (iii) to discontinue the employment of the Guard, all in its sole and absolute discretion. The furnishing of the Guard by Landlord for the security of the building, the demised premises or the contents of the demised premises, and Tenant hereby unconditionally waives any rights or claims against Landlord and Landlord's managing agent by reason of any acts or omissions of the Guard employed. Supplementing the provisions of Article 67 Tenant's obligation to pay the cost of any Guard related service required thereunder shall not exceed $3,000.00 per "Lease Year".

FUEL AND UTILITY COST PAYMENTS

A. For the purposes of this Article only, the following words and terms shall have the following meanings:

( i ) "Fuel Cost: shall mean Landlord's cost for all fuel (including but not limited to, oil, steam and coal) delivered to the Building.

( ii ) "Electric Cost" shall mean Landlord's cost for all electricity used in lighting all the public and service areas, and in operating all the service facilities, of the Building. Landlord and Tenant agree that if the public utility serving the Building submits bills for periods ending on other than the last day of a calendar month, the 12 month period ending closest to the last day of a calendar month shall be used for the purposes of computing the Electric Cost. Since electric current is supplied to tenants of the Building by the public utility corporation servicing the Building, Landlord and Tenant agree that the Electric Cost shall be deemed, for the purposes of this Article, to constitute 100% of Landlord's total cost for electricity consumed at the Building.

(iii ) "Base Year" shall mean the twelve (12) month period ending on the last day of the calendar month immediately preceding the month in which the term of this lease commences.

( iv ) "Comparison Year" shall mean the twelve (12) month period commencing on the first (lst) day of the calendar month immediately following the end of the Base Year and each successive twelve (12) month period in which occurs any part of the term of this lease.

( v  )  "Tenant's Share" shall mean 9.091%.

B. Tenant shall pay to Landlord, as additional rent, Tenant's share of the Electric Cost, and if the Fuel Cost for any Comparison Year exceeds the Fuel Cost for the Base Year, Tenant shall pay to Landlord, as additional rent, Tenant's Share of the excess. Such additional rents shall be due and payable within ten (10) days after Landlord shall have furnished Tenant with the statement provided for in Paragraph C of this Article. Tenant's obligation to pay the amount herein provided for shall survive the expiration or earlier termination of this lease. The amounts due and payable by Tenant for any partial Comparison Year shall be appropriately prorated.

C. After the Base Year, Landlord shall furnish Tenant with a statement of the Base Year Electric Cost and the Base Year Fuel Cost. Thereafter, Landlord shall furnish to Tenant a statement of the Electric Cost and the Fuel Cost (the "Utility Statement") for each Comparison Year and a computation of the amounts payable by Tenant pursuant to Paragraphs B and D and E of this article.

D. During the first Comparison Year, Tenant shall, on the first day of each calendar month, pay to Landlord, on account of the amount due and payable by Tenant pursuant to Paragraph B of this Article, one-twelfth (1/12) of Tenant's Share of the total of ( i ) 110% of the Electric Cost and ( ii ) ten (10%) percent of the Base Year Fuel Cost. Such payments shall be deferred until Landlord furnishes Tenant with a statement of the Base Year Electric Cost and the Base Year Fuel Cost, whereupon Tenant shall pay promptly all deferred payments and commence such payments. During each succeeding Comparison Year, Tenant shall pay to Landlord, on account of the amount due and payable by Tenant pursuant to Paragraph B of this Article, one-twelfth (1/12) of Tenant's Share of
the total of  (   i ) 110% of the Electric Cost, (  ii) ten (10%) percent of the
Fuel Cost for the prior Comparison Year. Notwithstanding the foregoing, until Landlord furnishes Tenant with the applicable Utility Statement for the preceding Comparison year, Tenant shall continue to pay Landlord the amount of the monthly payment due and payable pursuant to this Paragraph D during the last calendar month of the preceding Comparison Year, plus an additional ten (10%) percent of such amount.

E. If the payments made by Tenant pursuant to Paragraph D of this Article for a Comparison year exceed the amount payable to Landlord for such Comparison year pursuant to Paragraph 3 of this Article, such excess shall, at the option of Landlord, either be paid to Tenant or be credited (without interest) against the next ensuring payments provided for in said Paragraph D, except that if no such payments shall be due or becoming due, such excess shall be paid (without interest) by Landlord to Tenant. If the amount payable by Tenant for such Comparison year pursuant to Paragraph B of this Article exceeds the payments made by Tenant pursuant to Paragraph D of this Article, Tenant shall pay the difference within then (10) days after Landlord furnishes Tenant with a Utility Statement for such Comparison Year.

69.  FREE POSSESSION

Provided that Tenant does not interfere with the completion of any work required to be performed by Landlord hereunder, if any, Tenant may take possession of the demised premises from the Possession Date stated below. Such possession shall be subject to all terms, covenants and conditions contained in this lease, except that Tenant shall not be required to pay any installment(s) of the annual rent for the period prior to the Commencement Date stated below. Tenant shall, however, pay the installment(s) of the annual rent due and payable by Tenant on the execution and delivery of this lease to Landlord. Tenant on the execution and delivery of this lease to Landlord. Tenant shall also pay, within ten (10) days after receipt of Landlord's invoice therefore, all charges attributable to electric service and all items of additional rent herein provided for from the Possession Date.

POSSESSION DATE:       Upon substantial completion of Landlord's work as set
forth on Exhibit A

COMMENCEMENT DATE: November 1, 1996 or ninety days after the Possession Date, the later of which occurs.

70.  THE ANNUAL RENTAL PAYABE HEREUNDER SHALL BE:

a) One Hundred Twenty Two Thousand Two Hundred Twenty Two $122,250.00 Dollars per year from November 1, 1996 to and including October 31, 1997;

b) $125,350 Dollars per year from November 1, 1997 to and including October 31, 1998;

c) One Hundred Twenty Two Thousand Two Hundred Twenty Two ($122,250.00) Dollars per year from November 1, 1998 to and including October 31, 1999;

d) One Hundred Thirty Two Thousand Eight Hundred Seventy Eight ($132,878.00) Dollars per year from November 1, 1999 to and including October 31, 2000;

e) One Hundred Thirty Six Thousand Eight Hundred Eleven ($136,811.00) Dollars per year from November 1, 2000 to and including October 31, 2001;

f) One Hundred Twenty Five Thousand Three Hundred Fifty ($125,350.00) Dollars per year from November 1, 2001 to and including October 31, 2002;

g) One Hundred Forty Five Thousand Thirty Six ($145,036.00) Dollars per year from November 1, 2002 to and including October 31, 2003;

h) One Hundred Forty Nine Thousand Three Hundred Thirty Five ($149,335.00) Dollars per year from November 1, 2003 to and including October 31, 2004;

i) One Hundred Fifty Three Thousand Seven Hundred Seventy Three ($153,773.00) Dollars per year from November 1, 2004 to and including October 31, 2005; and

j )     One Hundred  Fifty Eight Thousand Three Hundred Twenty Three
($158,323.00) Dollars per year from November 1 2005 to and including October 31, 2006,

(the foregoing is referred to as the "rent" or "annual rental rate" herein).

71.  SECURITY REFUND

If Tenant is not in default under this lease, the security deposit shall be reduced by $10,080.00 on February 1, 1998, and on February 1, 1999 respectively with the amount of each such reduction to be refunded to Tenant in the form of a rent credit to be issued by Landlord and applied by Landlord as a offset against the first rents coming due under this lease after the respective date of each such reduction.

72.  RIGHT TO RELOCATE

Subject to the following conditions, Landlord may elect to relocate Tenant from the demised premises to a specific unit of space in the building designated by Landlord;

(a)  Tenant shall have at least 60 days advance written notice from Landlord;

(b) Landlord shall, at Landlord's cost, remove and reinstall Tenant's personal property, trade fixtures and equipment in the designated space and provide building standard installations in the designated space which are equal to, or better than those then existing in the demised premises. Tenant shall cooperate with Landlord and give Landlord reasonable access to the demised premises to facilitate the performance of Landlord's obligations hereunder. Tenant and Landlord shall cooperate to minimize any disruption of Tenant's business.

c) The designated space shall be a unit with an area equal to or greater than Tenant's present space.

73.  AIR CONDITIONING MAINTENANCE

Throughout the term of this lease Tenant shall at its own cost and expense (i) cause to be performed all maintenance of the air conditioning system, equipment and facilities (hereinafter called the "A/C System"), if any, now or hereafter located in or servicing the demised premises, including all repairs and replacements thereto, and ( ii ) maintain in force an air conditioning service, repair and maintenance contract and provide a copy of same to Landlord in form satisfactory to Landlord with an air conditioning contractor or servicing organization approved by Landlord at the time of (1) the installation of such system by Tenant, or (2) in the event such system is installed by Landlord thirty (30) days after Tenant takes possession of the demised premises for the conduct of Tenant's business. The entire A/C System is and shall at all times remain the property of Landlord, and at the expiration or sooner termination of this lease Tenant shall surrender to Landlord the entire A/C System in good working order and condition, reasonable wear and tear excepted.
Tenant shall not make any changes or additions to the A/C System until Tenant shall have received Landlord's written consent thereto which shall not be unreasonably withheld.

74. Supplementing Article 9, if the demised premises are damaged by fire or other casualty and Owner shall not exercise its right to terminate this lease, Owner shall, on or before the 60th day following the date of such fire or other casualty, deliver to Tenant an estimate from Owner's contractor or architect setting forth the time required for substantial completion of the restoration. If the estimate of substantial completion exceeds 180 days from the date of the fire or other casualty, than Tenant shall have the right to terminate this lease either within thirty (30) days following receipt of the estimate which indicated an estimated substantial completion date beyond 180 days from the date of the casualty, or, in the event of the lack of said substantial completion by the date set forth in Owner's notice, within thirty (30) days following the expiration of the date contained in Owner notice, whichever is applicable. If Tenant elects to terminate this lease, Tenant shall specify a date for the expiration of this lease, in its notice, which date shall not be more than sixty
(60) days or less than thirty (30) days following the date of Tenant's notice. In such event, this lease shall terminate on the date set forth in Tenant's notice in the same manner as provided in this article in the event of Owner's termination. If Tenant elects to terminate by reason of Owner's failure to restore the demised premises by the date set forth in Owner's notice, Owner shall have thirty (30) days from receipt of Tenant's notice to cancel to complete such restoration and thereupon this lease shall continue in full fore and effect. Notwithstanding anything to the contrary contained in this Article, Owner shall have no obligation to restore the demised premises in the event the fire or other casualty occurs during the last eighteen (18) months of the term of this lease and this lease is terminated pursuant to the provisions of the next succeeding sentences. However, both parties shall have the right to terminate this lease if such fire or other casualty occurs during the last eighteen (18) months thereof only in the event that there is substantial damage to the demised premises or the building which prevents Tenant from conducting its normal business operation.

75. If Tenant is not in default under this lease, the Tenant named herein may, on prior written notice to Landlord, without Landlord's prior consent (A) assign this lease, or sublet the entire demised premises to a "Successor" or (B) sublet a portion of the demised premises, assign this lease, or sublet the entire demised premises to a "Subsidiary" or "Affiliate".

     A "Successor" of Tenant shall mean:

          (   i  )   a corporation in which or with which Tenant is merged or
consolidated, in accordance with applicable statutory provisions for merger or consolidated of corporations, provided that by operation of law or by effective provisions contained in the instruments of merger or consolidation, the liabilities of the corporations participating in such merger or consolidation are assumed by the corporation surviving such merger or created by such consolidation, or

          ( ii ) a corporation or other entity acquiring this lease and the other property and assets of Tenant.

A "Subsidiary" shall mean any corporation not less than fifty one percent (51%) of whose outstanding stock shall, at all time, be owned by Tenant.

An "Affiliate" shall mean any corporation having as the owner of not less than fifty one percent (51%) of its outstanding stock the same person or entity that owns at least fifty one percent (51%) of the outstanding stock of Tenant at all times.

Any other of further assignment or subleasing of all or part of the demised premises shall be subject to all applicable provisions of this lease including, without limitation, the requirement that Tenant obtain Landlord's prior written consent in each instance as provided in this lease. If any Subsidiary, or Affiliate shall cease to be a Subsidiary or Affiliate of Tenant, the sublease must end or this lease must be reassigned, as the case may be, and Tenant shall cause the subtenant or assignee to vacate the demised premises forthwith.

Acquisition by Tenant, of a substantial portion of the assets, together with the assumption of all or substantially all of the obligations and liabilities of any corporation, shall be deemed a merger of such corporation into Tenant for the purposes hereof. However, upon the completion of any merger, consolidation, acquisition or assumption described above, the Successor must have a net worth (exclusive of "goodwill") no less than Tenant's net worth (exclusive of goodwill") immediate prior to such merger, consolidation, acquisition or assumption. Tenant must furnish Landlord with such documents and information as Landlord may reasonably require to substantiate relationships, conditions and transactions described herein prior to the commencement of the sublease term or the effective date of the assignment, and, with respect to an assignment, the executed assignment of Tenant and assumption of the assignee. The aforesaid assignment and assumption must provide that the assignee agrees to pay, keep, perform and observe all terms, provisions, covenants and conditions contained in this lease on the Tenant's part to be paid, kept, performed and observed as if it had executed the Lease as the initial Tenant without relieving the assignor of joint and several liability to Landlord. The aforesaid sublease must provide that it is subject and subordinate to the Lease in all respects.

76.  SECURITY - LETTER OF CREDIT

A. Upon execution and delivery of this agreement in lieu of the security deposit provided for in Article 32 of the Lease, Tenant shall furnish Landlord with an irrevocable standby letter to credit in the sum of $40,320.00 dollars issued by a bank which is a member of the New York Clearinghouse Association payable at sight to Landlord which conforms in all material respects to the form set forth below which must provide for a final expiration date no sooner than November 30, 2006 and which may be drawn upon under the circumstances set forth in Article 32 of the Lease.

B.   The Letter of Credit required hereunder shall be in the following form:

                              (NAME OF BANK)


          No. _____________________          Irrevocable Letter of Credit

                                   (Date)


          (Address)

          Dear Sirs:

          We hereby authorize you to value on (name of bank),  NEW YORK, NEW
YORK

          FOR ACCOUNT OF

          UP TO THE AGGREGATE OF

                    DOLLARS U.S. CURRENCY,

          AVAILABLE BY YOUR DRAFTS AT SIGHT, accompanied by:

               Your written statement that you are entitled to draw against the
     Letter of Credit by reason of a default  pursuant to a lease date as of
     between                                                         , Landlord,
     and       Tenant.

     It is a condition of this Letter of Credit that it shall be extended for an additional period of one year from the present or future expiration date hereof unless thirty days prior to such date we shall notify you in writing that we elect not the renew this Letter of Credit for such additional period. Upon receipt by you of such notice you may draw hereunder by means of your draft on us at sight accompanied by your written statement that you have not received an appropriate renewal of this Letter of Credit.

     Drafts hereunder may be drawn not later than or any subsequent expiration date pursuant hereto.

     All drafts drawn under this Credit must bear on their face the clause `DRAWN UNDER (NAME OF BANK) CREDIT NO.".

     This Credit is transferable in whole but not in part. However, no transfer shall be effective unless advice of such transfer is received by us in the form attached signed by you.

     Except so far as otherwise expressly stated, this Credit is subject to the Uniform Customs and Practice for Documentary Credits (1974 Revision) International Chamber of Commerce, Publication No. 290.

     We hereby agree with the Drawers of drafts drawn in compliance with the terms of this Credit, that the same shall be duly honored on presentation to the drawee.

                              Yours very truly,

                              Authorized Signature
                              New York
                              Date

                         ACKNOWLEDGMENTS

Corporate Tenant State of New York,               INDIVIDUAL TENANT
County of                          STATE OF NEW YORK,
                                   County of
  On this               day of                  , 19         ,             On
this                day of           , 19     ,
before me personally carne                   before me personally carne
to me known, who bring by me duly sworn, did
depose and may that he resides                    to me known and known to me to
                                   be the individual described in and
in                                 who, as TENANT, executed the
                                   foregoing instrument and acknowledged
that he is the                        of                    to me that
he
                                   executed the same.
the corporation described in and which executed        ..................
the foregoing instrument, as TENANT: that he knows the said corporation; that the seal affixed to said instrument is such corporate seal; that it was so affixed by order of the Board of Directors of said corporation, and that he signed his name thereto by like order.

 ...................

                    IMPORTANT - PLEASE READ

Rules and Regulations Attached to an Made a Part of This Lease in Accordance with Article 36.

1. The sidewalks, entrances, driveways passages, courts, elevators, vestibules, stairways, corridors or halls shall not be obstructed or encumbered by an Tenant or used for any purpose other than for ingress or egress from the demised premises and for delivery of merchandise and equipment in a prompt and efficient manner using elevators and passageways designed for such delivery by Owner. There shall not be used in any space, or into the pubic hall of the building, either by any Tenant or by jobbers or others in the delivery or receipt of merchandise, any hand trucks, except those equipment with rubber tires and sideguards. If said premises are situated on the ground floor of the building, Tenant thereof shall further, at Tenant's expenses, keep the sidewalk and curb in front of said premises clean and free from ice, snow, dirt and rubbish.

2. The water and wash closets and plumbing fixtures shall not be used for any purposes other than those for which they were designed or constructed and no sweepings, rubbish, rags, acids or other substances shall be deposited therein, and the expense of any breakage, stoppage, or damage resulting from the violation of this rule shall be borne by the Tenant who, or whose clerks, agents, employees or visitors, shall have caused it.

3. No carpet, rug or other article shall be hung or shaken out of any window of the building; and no Tenant shall sweep or throw or permit to be swept or thrown from the demised premises any dirt or other substances into any of the corridors or halls, elevators, or out of the doors or windows or stairways of the building and Tenant shall not use, keep or permit to be used or kept any foul or noxious gas or substance in the demised premises, or permit of suffer the demised premises to be occupied or used in a manner offensive or objectionable to Owner or other occupants of the buildings by reason of noise, odors, and or vibrations, or interfere in any way, with other Tenants or those having business therein, nor shall any animals or birds he kept in or about the building. Smoking or carrying lighted cigars or cigarettes in the elevators of the building is prohibited.

4. No awnings or other projections shall be attached to the outside walls of the building without the prior written consent of Owner.

5. No sign, advertisement, notice or other lettering shall be exhibited, inscribed, painted or affixed by an Tenant on any part of the outside of the demised premises or the building or on the inside of the demised premises if the same is visible from the outside of the premises without the prior written consent of Owner, except that the name of Tenant may appear on the entrance door of the premises. In the event of the violation of the foregoing by any Tenant, Owner may remove same without any liability and may charge the expense incurred by such removal same without any liability and may charge the expense incurred by such removal to Tenant or Tenants violating this rule. Interior signs on doors and directory tablet shall be inscribed, painted or affixed for each Tenant by Owner at the expense of such Tenant, and shall be of a size, color and style acceptable to Owner.

6. No Tenant shall mark, drill into, or in any way deface any part of the demised premises or the building of which they form a part. No boring, cutting or stringing of wires shall be permitted, except with the prior written consent of Owner, and as Owner may direct. No Tenants shall lay linoleum, or other similar floor covering, so that the same shall come in direct contact with the floor of the demised premises, and, if linoleum or other similar floor covering is desired to be used an interlining of builder's deadening felt shall be first affixed to the floor, by a paste or other material, soluble in water, the use of cement or other similar adhesive material being expressly prohibited.

7. No additional locks or bolts of any kind shall be placed upon any of the doors or windows by any Tenant, nor shall any changes be made in existing locks or mechanism thereof. Each Tenant must, upon the termination of his Tenancy, restore to Owner all keys of stores, offices and toilet rooms, either furnished to, or otherwise procured by, such Tenant, and in the event of the loss of any keys, so furnished, such Tenant shall pay to Owner the cost thereof.

8. Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the premises only on the freight elevators and through the service entrances and corridors, and only during hours and in a manner approved by Owner. Owner reserves the right to inspect all freight to be brought into the building and to exclude from the building all freight which violates any of these Rules and Regulations of the lease of which these Rules and Regulations are a part;

9. No Tenant shall obtain for use upon the demised premised ice, drinking water, towel and other similar services, or accept barbering or bootlblacking services in the demised premises, except from persons authorized by Owner, and at hours and under regulations fixed by Owner. Canvassing, soliciting and peddling in the building is prohibited and each Tenant shall cooperate to prevent the same.

10. Owner reserves the right to exclude from the building between the hours of 6 p.m. and 8 a.m. on business days, after 1 p.m. on Saturdays, and at all hours on Sundays and legal holidays all persons who do not present a pass to the building signed by Owner. Owner will furnish passes to persons for whom any Tenant requests same in writing. Each Tenant shall be responsible for all persons for whom he requests such pass and shall be liable to Owner for all acts of such persons. Notwithstanding the foregoing. Owner shall not be required to allow Tenant or any person to enter or remain in the building, except on business days from 8:00 a.m. to 6:00 p.m. and on Saturdays from 8:00 a.m. to 1:00p.m.

11. Owner shall have the right to prohibit any advertising by any Tenant which in Owner's opinion, tends to impair the reputation of the building or its desirability as a loft building, and upon written notice from Owner. Tenant shall refrain from or discontinue such advertising.

12.Tenant shall not bring or permit to be brought or kept in or on the demised premises, any inflammable, combustible or explosive fluid, material, chemical or substance, or cause or permit any odors of cooking or other processes, or any unusual or other objectionable odors to permeate in or emanate from the demise premises.

13. Tenant shall not use the demised premises is an manner which disturbs or interferes with other Tenants in the beneficial use of their premises.

Address

Premises


                         TO


                    STANDARD FORM OF
                                 LOFT LEASE

          The Real Estate Board of New York, Inc.
              cCopyright 1982.  All rights Reserved.
          Reproduction in whole or in part prohibited.


Dated                    19

Rent per Year

Rent per Month


Term
From
To

Drawn by ____________________Checked by______________
Entered by____________________ Approved by ____________



                         Williams REAL ESTATE CO. INC.,
                         530 Fifth Avenue, New York, NY  10036
                         (212) 704-3500

                              Second Rider of Lease
                         between 443 Company, as Owner,
                      and On Site Sourcing, Inc., as Tenant
                           (keyed to marginal numbers)

1.   Delaware

IA.  See Article 74

IB.   after reasonable notice thereof to Tenant

2. All entries made by Owner pursuant to this article shall be after reasonable prior notice (except in emergency) and conducted to the extent practicable (but without the necessity of the incurring overtime wages or other additional costs) in such manner so s to minimize interference with Tenant's use of the demised premises.

3. Anything contained herein to the contrary notwithstanding, Tenant shall not be responsible for any violations of record covering the demised premises pre-existing the Possession Date of this lease.

4.   ten (10)

5. Supplementing the provisions of Article 29, Tenant may elect to install, at its sole cost and expense, a water meter to measure Tenant's water consumption provided that Tenant ( i ) is not then in default under the terms of the lease and; ( ii) complies with all appropriate provisions o articles 3 and 44 including without limitation, the submission of plans and specification to Landlord for Landlord's approval. Upon the completion of the installation of such water meter, to the reasonable satisfaction of Landlord, Tenant shall not be obligated thereafter to pay the $40.00 per month additional rent charge as set forth under article 29.

6.   for thirty (30 ) days
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7.   thirty  (30)

7A. Supplementing the terms of this article it is contemplated by the parties that Tenant's electrical consumption shall e measured by means of one (1) direct meter.

8. The transfer of outstanding stock of Tenant for purposes of this article shall not include the sale of such stock where such sale is effected through an "over the counter market" or through any recognized stock exchange, or on a basis exempt from applicable securities registration requirement.

9.   2.0

10. Supplementing the provisions of Article 57 Tenant's obligation to pay the cost of any alteration or improvement required thereunder shall not exceed ( i in aggregate $12,500.00 during the term of this lease; and ( ii ) $2,500.00 in any "Lease Year".

      For purposes of this lease "Lease Year" shall be deemed to mean successive twelve (12) calendar month periods commencing on November 1, 1996, and each Lease Year thereafter shall begin on the anniversary of November 1, 1996.

11. Supplementing the provisions of Article 67 Tenant's obligation to pay the cost of any Guard related service required thereunder shall not exceed $3,000.00 per "Lease Year".

11A.  Upon substantial completion of Landlord's work as set forth on Exhibit A.

11AA.  Or ninety days after the Possession Date, the later of which occurs.

11B.  $122,250.00

11C.  $125,350.00

11D.  $129,058.00

11E.  $132,878.00

11F.  $136,811.00

11G.  $140,863.00

11H.  $145,036.00

11J.  $153,763.00

11K.  $158,323.00

11L.  February 1, 1999

12.  each such

12A.  , reasonable wear and tear excepted.

12B.  which shall not be unreasonably withheld or del

12C.  both parties

12D.  32

12E.  $40,320.00

12F.  November 30, 2006

12G.  two (2) coats

12H.  by Tenant and approved

13.  construct six (6)

13AA.  The dimensions and as

13A.  new

14. twenty (20) (unless Landlord's air conditioning consultant indicates otherwise in which event an air conditioning unit in the tonnage determined by said consultant shall be furnished by Landlord)

14A. In addition, Landlord agrees to assign to Tenant the five (5) year manufacturer's warranty covering said air conditioning unit to the extent same is assignable.

15.  400

16. 8. Furnish and install sixteen (16) building standard 220 volt receptacles and twenty one (21) building standard 110 volt receptacles in locations designed by Tenant and approved by Landlord.

9. Deliver in working order the building wide plumbing electric, heating and ventilating system servicing the demised premises.

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                                   WILLIAMS
Exhibit "A" (Workletter) annexed to and forming part of Lease dated _____1996
between 443 Company as Landlord and ON SITE SOURCING, INC.   an Tenant for   9th
Floor    in the building know as 443 Park Avenue South, New York, New York.

Provided the Tenant is not in default hereunder. Landlord agrees, at its own cost and expense, to do the following work within the demised premises in building standard manner.

1. Patch where necessary and paint the existing painted surfaces of the entire premises with one finish coat in Tenant's choice of one of Landlord's building standard latex color paints.
2. Patch where necessary, scrape and sand existing hardwood flooring and apply two (2) coats polyurethane floor finish and one (1) coat of sealer.
3. Supply and install a maximum of thirty (30) building standard 2' x 4' fluorescent light fixtures in locations as designated by Tenant and approved by Landlord.
4. Perform the construction necessary to construct six (6) building standard office spaces in the dimensions and as locations designated by Tenant and approved by Landlord.
5. Supply and install one (1) building standard lock-out panel to disable the freight elevator.
6. Furnish and install one (1) new building standard twenty (20) (unless Landlord's air conditioning consultant indicates otherwise in which event an air conditioning unit in the tonnage determined by said consultant shall be furnished by Landlord.
7. Provide 400 amps 3 phase electric current to a designated point of the demised premises as selected by Landlord.
8. Furnish and install sixteen (16) building standard 220 volt receptacles and twenty one (21) building standard 110 volt receptacles in locations designated by Tenant and approved by Landlord.
9. Deliver in working order the building wide plumbing, electrical heating and ventilating systems servicing the demised premises.

Any request by Tenant for Landlord to make any changes in or to the work set forth above must be made in writing to Landlord who may consent to or reject such requests. To the extend such changes result in additional costs or delay the completion of Landlord's work, Tenant shall be responsible for such additional costs and delay.

In addition, Tenant shall be liable for any delays resulting from Tenant's request regarding the scheduling of Landlord's work or from any other action of Tenant which otherwise impacts landlord's ability to perform such work.

Except as provided in this Workletter, Landlord shall be under no obligation to make any other improvements or alterations in the demised premises and Tenant agrees to accept the demised premises "as is" in its present condition. Any work conditioned upon Tenant's request is deemed waived unless requested in writing more than six (6) months prior to expiration of the within term.
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Tenant shall, if required hereunder, make elections and deliver any plans and specifications to Landlord for Landlord's approval on or before _____________________ 19 ____. They shall incorporate all information which may be needed by Landlord to let the contracts for the performance of the work, and shall be fully dimensioned working drawings. Progress of the work shall not affect the payment of rent.


Landlord ____________________________   Tenant________________________________